Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	June 1, 2013	TO	June 30, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING June 1, 2013 AND ENDING June 30, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	6,509,805	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	4,698,946	15,756,168
	C. Other Receipts (See MOR-3)	99,986	10,291,034
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	4,798,932	26,047,202
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	11,308,737	26,992,686
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,303	10,333
	C. Contract Labor	52,628	87,805
	D. Fixed Asset Payments (not incl. in “N”)	720,164	4,943,587
	E. Insurance	157,001	1,310,812
	F. Inventory Payments (See Attach. 2)	478	36,838
	G. Leases	497,040	1,816,897
	H. Manufacturing Supplies	—	—
	I. Office Supplies	22,885	103,417
	J. Payroll - Net (See Attachment 4B)	338,138	1,401,584
	K. Professional Fees (Accounting & Legal)	1,845,915	2,101,020
	L. Rent	100,703	282,298
	M. Repairs & Maintenance	25,152	33,080
	N. Secured Creditor Payments (See Attach. 2)	574,597	1,814,389
	O. Taxes Paid - Payroll (See Attachment 4C)	114,586	472,564
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	2,965	16,618
	R. Telephone	20,682	52,582
	S. Travel & Entertainment	5,614	46,307
	Y. U.S. Trustee Quarterly Fees	—	—
	U. Utilities	7,999	93,315
	V. Vehicle Expenses	—	—
	W. Other Operating Expenses (See MOR-3)	3,100,947	8,644,892
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	7,588,797	23,272,746
7.	ENDING BALANCE (Line 4 Minus Line 6)	3,719,940	3,719,940

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 25th day of July, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$—	$9,540,000
Cash distribution from Endeavor Gathering LLC	77,600	432,130
Return of excess insurance deposit	—	170,698
Miscellaneous refunds	22,386	148,206
Total	$99,986	$10,291,034

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	Previous Month(s)	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	—	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	104,321	1,396,150	1,500,471
Reimbursement to Endeavor Pipeline	1,569,698	—	1,569,698
Volumetric production payment	—	857,840	857,840
Monthly distribution to royalty and working interest owners	1,336,284	2,592,239	3,928,523
Miscellaneous disbursements	90,644	76,451	167,095
Total	3,100,947	5,543,945	8,644,892

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning June 1, 2013 Period ending June 30, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$8,031,603	$1,684,548	$6,615,446	$20,843,630	$37,175,227
Plus: Current Month New Billings	$4,804,013	$127,937	$18,309	$2,021,831	$6,972,090
Minus: Collection During Month (b)	$(4,356,766)	$(320,180)	$(9,500)	$(12,500)	$(4,698,946)
Minus: Revenue Netting	$—	$(108,012)	$—	$—	$(108,012)
Plus/Minus: Adjustments or Writeoffs	$—	$—	$(213,079)	$—	$(213,079)
End of Month Balance (c)	$8,478,850	$1,384,293	$6,411,176	$22,852,961	$39,127,280
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
Adjustment in Other Accounts Receivable relates to a revision of estimated high-cost tax exemption refund to the actual refund.
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$3,360,619	$1,907,284	$2,638	$—	$5,270,541
Joint Interest Billing	$48,348	$135,294	$649,676	$—	$833,318
Other Accounts Receivable	$4,167	$4,167	$—	$—	$8,334
Intercompany Receivable/Payable	$741,017	$588,870	$—	$—	$1,329,887

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
N/A	N/A	N/A

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)
See note below
See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$3,293,995
PLUS: New Indebtedness Incurred This Month	3,203,719
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(4,539,598)
PLUS/MINUS: Adjustments *	—
Ending Month Balance (c)	$1,958,116

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest	6/30/2013	$574,597	$—	$—

TOTAL (d)		$574,597

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,207,241	$1,269	$14,556	$—	$3,193,954
Oil Inventory	$69,600	$41,110	$2,739	$—	$—	$43,849
Total Inventory	$3,368,679	$3,248,351	$4,008	$14,556	$—	$3,237,803

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lift cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,237,803
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$244,956,642
Minus: Depreciation Expense	(1,162,335)
Plus: New Purchases	1,716,660
Plus/Minus: Adjustments or Write-downs *	(22,487)
Ending Monthly Balance	$245,488,480
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. The Company sold vehicles, computer equipment and wrote down the value of inventory during the reporting period.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$4,413,027
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(693,087)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$3,719,940

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$114,586
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	2,965
Total (d)	$117,551

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Capital One Money Market Account	N/A	N/A	N/A	$25,107
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,049
Total (a)				$75,156

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$2,786	N/A
Total (b)		$2,786

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

$274.10	Working Meals

Total Investments Accounts and Petty Cash (a + b) (c)	$77,942

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	7/19/2016	Production & Severance Tax	$1,256	6/19/2013	May-13
Texas State Comptroller	8/19/2013	Estimated Production & Severance Tax	$1,838	6/19/2013	June-13
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$192	No filings - Billed from County	Year of 2013
Cass County Tax Collector	1/31/2014	Estimated Ad Valorem Taxes	$173	4/15/2013	Year of 2013
Harrison Central	1/31/2014	Estimated Ad Valorem Taxes	$153,563	4/15/2013	Year of 2013
Harrison County	1/31/2014	Estimated Ad Valorem Taxes	$54,154	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$1,483	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Estimated Ad Valorem Taxes	$1,258	4/15/2013	Year of 2013
Louisiana Dept of Revenue	9/15/2013	Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$214,417

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning June 1, 2013 Period ending June 30, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid	Company
Michael Rohleder	President	Salary	$32,454	GMX
		Non-Cash Restricted Stock Vesting	$240	GMX
James Merrill	Chief Financial Officer	Salary	$25,840	GMX
		Non-Cash Restricted Stock Vesting	$240	GMX
Gary Jackson	Executive Vice President Land	Salary	$25,000	GMX
		Gas Allowance	$1,750	GMX
		Non-Cash Restricted Stock Vesting	$240	GMX
Harry Stahel	Executive Vice President Finance	Salary	$23,077	GMX
		Non-Cash Restricted Stock Vesting	$52	GMX
Steve Craig	Director	Director fee	$4,167	GMX
Jon "Tucker" McHugh	Director	Director fee	$4,167	GMX

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	47	—
Number hired during the period	—	—
Number terminated or resigned during the period	2	—
Number of employees on payroll at end of period	45	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-17

Lloyd's of London c/o Continental Energy Specialist, L.P P.O. Box 689 Fulshear TX 77441	281-533-9067	CESEP12290	Operators extra expense policy	8/8/2013	N/A, all premiums have been paid in full
Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A for this period

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before (see note below) .

Note: The Company is conducting a 363 asset sale. The Asset Purchase Agreement was signed May 15, 2013

MOR-19

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	June 30, 2013
CURRENT ASSETS:
Cash and cash equivalents	$3,719,940
Short term investments	—
Accounts receivable - interest owners	7,795,468
Accounts receivable - oil and natural gas revenues	8,478,850
Accounts receivable - intercompany	22,852,961
Inventories	43,849
Prepaid expenses and deposits	2,933,646
Assets held for sale	409,579
Total current assets	46,234,293

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	705,898,962
Properties not subject to amortization	136,858,249
Less accumulated depreciation, depletion and impairment	(610,399,341)
232,357,871

PROPERTY AND EQUIPMENT, AT COST, NET	13,130,610
DERIVATIVE INSTRUMENTS	—
OTHER ASSETS	9,791,429
Investment in Sub/Intercompany	26,791,002
TOTAL ASSETS	$328,305,204

LIABILITIES AND SHAREHOLDERS' EQUITY	June 30, 2013
CURRENT LIABILITIES
Accounts payable	$22,726,183
Accounts payable - Intercompany	14,656,947
Other Accrued Expenses	12,268,964
Accrued interest	31,225,643
Revenue distribution payable	2,436,343
Short-term derivative instruments	1,942,069
Current maturities of long-term debt	10,025,750
Total current liabilities	95,281,900

LONG-TERM DEBT, LESS CURRENT MATURITIES	410,693,296
OTHER LIABILITIES	2,661,290

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common Stock	98,062
Additonal paid-in capital	718,143,403
Retained earnings (Accumulated deficit)	(900,029,026)
Accumulated other comprehensive income, net of taxes	1,453,101
Total GMX shareholders' equity	(180,331,283)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$328,305,204

MOR-20

GMX Resources Inc.
Income Statement

June 30, 2013

O&G sales	$2,608,956
Derivatives	364,170
TOTAL REVENUES	2,973,126

COSTS AND EXPENSES
Lease operating	2,086,801
Production taxes	362,776
Depreciation, depletion and amortization	1,170,760
General and administrative	2,311,293
Total expenses	5,931,631

OPERATING INCOME	(2,958,505)

NON-OPERATING INCOME (EXPENSE)
Interest expense	(4,504,218)
Interest and other income	249
Total non-operating expense	(4,503,969)

Income (loss) before income taxes	(7,462,474)

PROVISION (BENEFIT) FOR INCOME TAXES	123,818

NET INCOME (LOSS)	(7,586,292)
Net income attributable to noncontrolling interest	1,076,517

NET INCOME APPLICABLE TO GMX	(8,662,809)
Preferred stock dividends	612,183

NET INCOME APPLICABLE TO COMMON SHAREHOLDERS	$(9,274,992)

MOR-21

Post Petition Accounts Payable in the Current Reporting Month

Exhibit II

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	90	IHS Global Inc.	Prepaid Expense	$83,756.00
4/1/2013	90	IHS Global Inc.	Prepaid Expense	6,200.00
4/2/2013	89	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/2/2013	89	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
4/3/2013	88	National Oilwell Varco, LP	8.8 Intang Completion Costs	86,213.74
4/3/2013	88	National Oilwell Varco, LP	8.8 Workover Expense	5,749.19
4/9/2013	82	Helmerich & Payne	8.8 Intang Completion Costs	20,986.25
4/9/2013	82	National Oilwell Varco, LP	8.8 Tangible Completion Costs	(65,636.83)
4/10/2013	81	BUSY BEES HOT OIL, INC	8.8 Workover Expense	1,025.00
4/11/2013	80	National Oilwell Varco, LP	8.8 Tang Completion Cost	17,858.73
4/12/2013	79	Trotter Construction, Inc.	8.8 Workover Expense	20,471.00
4/17/2013	74	Bank Of America Lockbox Serv.	Intercompany Accounts	31,000.00
4/22/2013	69	Direct Report Corporation	Investor and Director Expense	796.50
4/22/2013	69	SUPER HEATERS OF NORTH DAKOTA,	8.8 Intang Completion Costs	25,032.00
4/25/2013	66	National Oilwell Varco, LP	8.8 Tang Completion Cost	(15,159.76)
4/30/2013	61	Netjets Aviation, Inc	Travel Meals & Entertainment	701.50
5/1/2013	60	Basin Concrete Trucking	8.8 Intang Completion Costs	13,315.00
5/1/2013	60	Globenewswire, Inc	Investor and Director Expense	3,750.00
5/1/2013	60	Moody's Investors Service	Consulting and Prof Fees	14,500.00
5/2/2013	59	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
5/6/2013	55	Gulf States Transmission Corp	Intercompany Accounts	23,405.00
5/8/2013	53	Devon Energy Production Co. LP	8/8 Lease Operating Expense	965.50
5/13/2013	48	Continental Resources, Inc.	8/8 Lease Operating Expense	22,826.00

MOR-22

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
5/13/2013	48	Roughrider Picker & Trucking	8.8 Workover Expense	1,520.00
5/14/2013	47	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	—
5/14/2013	47	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	519.00
5/14/2013	47	MLB Consulting, LLC	8.8 Intang Completion Costs	4,850.00
5/15/2013	46	Bank Of America Lockbox Serv.	Gas Transportation	30,000.00
5/15/2013	46	HOLE SEEKERS, INC.	8.8 Workover Expense	2,234.45
5/15/2013	46	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,582.50
5/16/2013	45	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	141.00
5/16/2013	45	Regency Intrastate Gas LP	Gas Transportation	450,000.00
5/20/2013	41	Andrews Kurth, LLP	Consulting and Prof Fees	100,617.20
5/20/2013	41	BLACKHAWK ENERGY SERVICES, INC	8.8 Intang Completion Costs	31,875.00
5/20/2013	41	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	15,936.24
5/20/2013	41	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	6,264.00
5/20/2013	41	Tervita LLC	8.8 Intang Completion Costs	485.00
5/21/2013	40	Central Hydraulic, Inc.	8.8 Tang Completion Cost	45,112.20
5/21/2013	40	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,034.75
5/21/2013	40	Wren Oilfield Services, Inc	8.8 Workover Expense	6,705.00
5/22/2013	39	BLACKHAWK ENERGY SERVICES, INC	8.8 Intang Completion Costs	18,825.00
5/22/2013	39	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	2,703.75
5/23/2013	38	National Oilwell Varco, LP	8.8 Tang Completion Cost	(4,563.71)
5/23/2013	38	Stillwell Enterprises, Inc.	8.8 Intang Completion Costs	17,687.50
5/23/2013	38	Wren Oilfield Services, Inc	8.8 Workover Expense	4,963.90

MOR-23

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
5/24/2013	37	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	2,559.89
5/24/2013	37	C & C Oilfield Services, LLC	Intercompany Accounts	1,446.84
5/24/2013	37	J-W Measurement Company	8/8 Lease Operating Expense	1,364.00
5/24/2013	37	Shred-It USA, Inc.	General Office Expense	96.32
5/25/2013	36	Mary Ann Grove	Rent and Utilities	125.00
5/27/2013	34	M&K Hotshot & Trucking, Inc.	8.8 Workover Expense	3,071.25
5/28/2013	33	Bob's Oilfield Service, Inc.	8.8 Workover Expense	7,498.20
5/28/2013	33	Direct Report Corporation	Investor and Director Expense	550.00
5/29/2013	32	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,856.00
5/29/2013	32	MLB Consulting, LLC	8.8 Intang Completion Costs	1,548.00
5/30/2013	31	Asset Risk Management, LLC	General and Administrative	22,185.59
5/30/2013	31	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	370.00
5/30/2013	31	HPC Acquisition Corp.	8/8 Lease Operating Expense	6,512.24
5/30/2013	31	JNS Trucking, Inc.	8/8 Lease Operating Expense	3,969.00
5/30/2013	31	MBI Energy Rentals	8.8 Intang Completion Costs	2,372.48
5/30/2013	31	Tammy B. Rodgers	8.8 Workover Expense	545.79
5/30/2013	31	Wilson Industries, LP	8.8 Tang Completion Cost	1,005.53
5/31/2013	30	Astro-Chem Lab, Inc.	8/8 Lease Operating Expense	550.00
5/31/2013	30	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	1,274.34
5/31/2013	30	Elite Power LLC	8/8 Lease Operating Expense	22,260.00
5/31/2013	30	Globe Energy Services, LLC	8/8 Lease Operating Expense	4,552.80
5/31/2013	30	Largo Gas Compression, Inc.	Intercompany Accounts	1,500.00
5/31/2013	30	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	6,112.50
5/31/2013	30	Solium Capital LLC	Telecomm and Computing	1,156.95

MOR-24

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
5/31/2013	30	WellEz Information	8.8 Workover Expense	675.00
6/1/2013	29	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,458.75
6/2/2013	28	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
6/3/2013	27	Bob's Oilfield Service, Inc.	8.8 Workover Expense	888.00
6/3/2013	27	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	740.00
6/3/2013	27	DAIOHS, USA Inc	Travel Meals & Entertainment	312.79
6/3/2013	27	Nehls Chevrolet	Intercompany Accounts	14.50
6/3/2013	27	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
6/3/2013	27	Shred-It USA, Inc.	General Office Expense	118.19
6/3/2013	27	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	160.00
6/3/2013	27	Thurmond-McGlothlin, Inc.	Intercompany Accounts	320.00
6/4/2013	26	Bob's Oilfield Service, Inc.	8.8 Workover Expense	2,727.00
6/4/2013	26	Mclain-Chitwood Office Prods	General Office Expense	88.74
6/4/2013	26	MLB Consulting, LLC	8.8 Intang Completion Costs	3,096.00
6/4/2013	26	Randy Williams	Travel Meals & Entertainment	260.10
6/4/2013	26	Whiting Oil and Gas Corporatn	8/8 Lease Operating Expense	21,878.79
6/5/2013	25	AT&T Datacomm, Inc.	Prepaid Expense	9,593.95
6/5/2013	25	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,758.00
6/5/2013	25	Landmark Graphics Corporation	Telecomm and Computing	3,013.91
6/5/2013	25	Lee Graphics, Inc.	General Office Expense	205.68
6/6/2013	24	Black Hills Trucking, Inc	General Office Expense	500.00
6/6/2013	24	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	2,587.00
6/6/2013	24	JNS Trucking, Inc.	8.8 Intang Completion Costs	2,725.00
6/6/2013	24	JNS Trucking, Inc.	8/8 Lease Operating Expense	4,206.50

MOR-25

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/6/2013	24	Nehls Chevrolet	Intercompany Accounts	14.50
6/6/2013	24	Netjets Aviation, Inc	Prepaid Expense	(183,698.92)
6/7/2013	23	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	322.83
6/7/2013	23	C & C Oilfield Services, LLC	8.8 Workover Expense	2,832.82
6/7/2013	23	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	5,441.67
6/7/2013	23	C & C Oilfield Services, LLC	Intercompany Accounts	1,853.26
6/7/2013	23	Devon Energy Production Co. LP	8/8 Lease Operating Expense	1,024.43
6/7/2013	23	East Texas Copy Systems, Inc.	General Office Expense	54.68
6/7/2013	23	James P. Hill Distributor Inc.	Intercompany Accounts	3,763.94
6/7/2013	23	Looper Reed & McGraw P.C.	Consulting and Prof Fees	13,613.10
6/7/2013	23	MLB Consulting, LLC	8.8 Workover Expense	3,096.00
6/7/2013	23	Nehls Chevrolet	Intercompany Accounts	14.50
6/7/2013	23	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	5,262.50
6/8/2013	22	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	847.50
6/10/2013	20	FLORES PRODUCTION SERVICES,	8.8 Intang Completion Costs	4,400.00
6/10/2013	20	JNS Trucking, Inc.	8/8 Lease Operating Expense	6,576.50
6/10/2013	20	Shred-It USA, Inc.	General Office Expense	95.89
6/11/2013	19	Computershare, Inc.	General and Administrative	932.10
6/11/2013	19	Dynanomics Inc.	8/8 Lease Operating Expense	535.00
6/11/2013	19	Gulf States Transmission Corp	Gas Transportation	23,405.00
6/11/2013	19	Mclain-Chitwood Office Prods	General Office Expense	118.39
6/11/2013	19	Missouri Valley Petroleum	8/8 Lease Operating Expense	2,201.47
6/11/2013	19	MLB Consulting, LLC	8.8 Workover Expense	3,265.00

MOR-26

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/11/2013	19	Nehls Chevrolet	Travel Meals & Entertainment	14.50
6/11/2013	19	Slawson Exploration Co., Inc.	8/8 Lease Operating Expense	6,481.94
6/12/2013	18	McJunkin Red Man Corporation	8.8 Tang Completion Cost	655.74
6/13/2013	17	Continental Resources, Inc.	8/8 Lease Operating Expense	28,135.22
6/13/2013	17	Elynx Technologies, LLC	8/8 Lease Operating Expense	1,284.60
6/13/2013	17	Elynx Technologies, LLC	Intercompany Accounts	945.00
6/13/2013	17	JNS Trucking, Inc.	8.8 Intang Completion Costs	680.40
6/13/2013	17	JNS Trucking, Inc.	8.8 Workover Expense	556.50
6/13/2013	17	JNS Trucking, Inc.	8/8 Lease Operating Expense	3,955.25
6/14/2013	16	Globe Energy Services, LLC	8/8 Lease Operating Expense	4,591.60
6/14/2013	16	IHS Global Inc.	Telecomm and Computing	9.00
6/14/2013	16	Piceance Well Service, Inc	8.8 Workover Expense	18,795.00
6/14/2013	16	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	6,666.50
6/17/2013	13	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	109.07
6/17/2013	13	DAIOHS, USA Inc	Travel Meals & Entertainment	284.07
6/17/2013	13	JNS Trucking, Inc.	8.8 Workover Expense	1,200.00
6/17/2013	13	JNS Trucking, Inc.	8/8 Lease Operating Expense	3,590.40
6/17/2013	13	Regency Intrastate Gas LP	Gas Transporation	465,000.00
6/18/2013	12	B&B HOT OIL SERVICE	8.8 Workover Expense	570.00
6/18/2013	12	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	29,128.85
6/18/2013	12	Mclain-Chitwood Office Prods	General Office Expense	79.83
6/18/2013	12	Missouri Valley Petroleum	8/8 Lease Operating Expense	5,008.05
6/18/2013	12	Randy Williams	Travel Meals & Entertainment	173.40

MOR-27

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/18/2013	12	Reed Elsevier Inc.	General Office Expense	270.83
6/19/2013	11	BORSHEIM BUILDERS SUPPLY INC	8.8 Workover Expense	650.00
6/20/2013	10	South Gateway Tire Co. Inc.	Intercompany Accounts	98.87
6/21/2013	9	Globe Energy Services, LLC	8/8 Lease Operating Expense	4,180.50
6/24/2013	6	Bank Of America Lockbox Serv.	Gas Transportation	31,000.00
6/24/2013	6	MLB Consulting, LLC	8.8 Workover Expense	26,000.85
6/24/2013	6	Nehls Chevrolet	Intercompany Accounts	14.50
6/24/2013	6	South Gateway Tire Co. Inc.	Intercompany Accounts	17.50
6/25/2013	5	Mclain-Chitwood Office Prods	General Office Expense	212.00
6/26/2013	4	MBI Energy Logistics LLC	8.8 Intang Completion Costs	471.25
6/26/2013	4	South Gateway Tire Co. Inc.	Intercompany Accounts	69.99
6/26/2013	4	South Gateway Tire Co. Inc.	Travel Meals & Entertainment	1,301.06
6/27/2013	3	Mimecast North America, Inc.	Telecomm and Computing	1,300.00
6/30/2013	(1)	Hub Properties Trust	Rent and Utilities	12,849.62
				$1,958,116.43

MOR-28

Pre-petition Accounts Payable Paid in the Current Reporting Month

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check
6/7/2013	215820	CenterPoint Energy Gas Process	6,974.01
6/7/2013	215823	Crowe & Dunlevy, P.C.	780.00
6/7/2013	215847	RGD Trucking, Inc.	7,334.50
6/7/2013	215865	W.D. Von Gonten & Co.	20,492.00
6/28/2013	215975	Expedited Logistics and Freigh	420.00
Total Pre-petition Accounts Payable paid in June 2013			$36,000.51

MOR-29

All Disbursements for the Current Reporting Month

Exhibit IV

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/7/2013	215785	Gary A. Lebsack & Barbara	Lease Extensions	1,800.00
6/7/2013	215786	John K. Lebsack & Ruth Lebsack	Lease Extensions	1,800.00
6/7/2013	215790	Rose O'Brien, a widow	Lease Extensions	27,000.00
6/7/2013	215791	James O'Brien	Lease Extensions	2,000.00
6/7/2013	215792	Dennis O'Brien	Lease Extensions	750.00
6/7/2013	215793	Jennifer L. Kessel	Lease Extensions	666.69
6/7/2013	215794	Sherry O'Brien, as AIF	Lease Extensions	666.69
6/7/2013	215795	Darby O'Brien	Lease Extensions	750.00
6/7/2013	215796	Darnell O'Brien	Lease Extensions	2,000.00
6/7/2013	215797	Timothy O'Brien	Lease Extensions	750.00
6/7/2013	215798	Maureen Wolf	Lease Extensions	750.00
6/7/2013	215799	Laureen Barnhart	Lease Extensions	2,000.00
6/7/2013	215800	Sandra Rixen	Lease Extensions	2,000.00
6/7/2013	215801	Larry J. & Marlys J. O'Brien	Lease Extensions	750.00
6/7/2013	215802	William O'Brien, a married man	Lease Extensions	750.00
6/7/2013	215803	Denise Person	Lease Extensions	750.00
6/7/2013	215804	Barbara Boltz, a married woman	Lease Extensions	750.00
6/7/2013	215805	Jeffrey O'Brien, a married man	Lease Extensions	750.00
6/7/2013	215806	Donovan O'Brien, a married man	Lease Extensions	750.00
6/7/2013	215807	Danielle R. Valle	Lease Extensions	666.69
6/7/2013	215808	Aaron O'Brien, a married man	Lease Extensions	750.00
6/7/2013	215809	Shelly Ewoniuk	Lease Extensions	2,000.00
6/7/2013	215819	C & C Oilfield Services, LLC	PUT CLAMP ON	131.61
6/7/2013	215819	C & C Oilfield Services, LLC	REBUILD BIG JOE ON	131.61
6/7/2013	215819	C & C Oilfield Services, LLC	REBUILD PG 150 ON	263.23
6/7/2013	215819	C & C Oilfield Services, LLC	REPLACE CHOKE AT	219.36
6/7/2013	215819	C & C Oilfield Services, LLC	REPLACE FILTERS	131.61
6/7/2013	215819	C & C Oilfield Services, LLC	REPLACE FILTERS,	1,739.14
6/7/2013	215819	C & C Oilfield Services, LLC	REPLACE SEAT & TRIM	394.83

MOR-30

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/7/2013	215819	C & C Oilfield Services, LLC	REPLACE SEAT AND	131.61
6/10/2013	215868	Marsh and Ellis Ranch, LLC	Lease Extensions	65,353.42
6/11/2013	215869	REGUS CORPORATION	1ST MONTH RENT FOR	2,348.00
6/11/2013	215869	REGUS CORPORATION	DEPOSIT FOR 1745	4,696.00
6/11/2013	215870	Indian Meadows Ranches, Inc.	Lease Extensions	49,833.37
6/11/2013	215871	Harding & Kirkbride Livestock	Lease Extensions	17,625.70
6/12/2013	215872	Mid West Crane Service Inc.	CRANE RENTAL TO	1,640.00
6/14/2013	215874	Ark-la-tex Electric, Inc.	ELECTRICAL WORK -	3,656.79
6/14/2013	215874	Ark-la-tex Electric, Inc.	ELECTRICAL WORK ON	3,498.54
6/14/2013	215875	BILLINGS COUNTY RECORDER	RECORDING FEES	13.00
6/14/2013	215876	Bowie Cass Electric	ELECTRIC 05/03-06/04	658.14
6/14/2013	215877	C & C Oilfield Services, LLC	FABBED 3" X 4"	722.50
6/14/2013	215878	Century Link	PHONE SERVICE	123.03
6/14/2013	215879	Cox Communications, Inc.	CABLE	92.38
6/14/2013	215880	PNC Bank C/O Heat Waves Hot	LOAD 60 BBLS H20,	750.00
6/14/2013	215881	East Texas Copy Systems, Inc.	COPIER EXPENSE	55.18
6/14/2013	215882	Globe Energy Services, LLC	110 BBLS SWD	132.00
6/14/2013	215882	Globe Energy Services, LLC	130 BBLS SWD	624.00
6/14/2013	215882	Globe Energy Services, LLC	240 BBLS SWD	288.00
6/14/2013	215882	Globe Energy Services, LLC	260 BBLS SWD	923.00
6/14/2013	215883	Globenewswire, Inc	PRESS RELEASES	3,750.00
6/14/2013	215884	Jon William (Tucker) Mchugh	MONTHLY RETAINER	4,166.67
6/14/2013	215885	L & L Engine And Compressor	212 SMT DB PO W/TI	342.07
6/14/2013	215885	L & L Engine And Compressor	ALKALINE 9V	77.21
6/14/2013	215885	L & L Engine And Compressor	CONDUIT FOR AT&T	179.42
6/14/2013	215885	L & L Engine And Compressor	SUPERVISION MAY 2013	25,500.00

MOR-31

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/14/2013	215885	L & L Engine And Compressor	VINTROL GATE VALVE,	8,165.82
6/14/2013	215886	Landtel Communications	STAR NET 01/25-31	183.75
6/14/2013	215887	Lee Graphics, Inc.	6-PK 24# ULTRA	276.04
6/14/2013	215888	MLB Consulting, LLC	Completions Consulting	6,750.00
6/14/2013	215888	MLB Consulting, LLC	Completions Consulting	22,765.41
6/14/2013	215888	MLB Consulting, LLC	Completions Consulting	6,750.00
6/14/2013	215888	MLB Consulting, LLC	Completions Consulting	5,240.00
6/14/2013	215888	MLB Consulting, LLC	Completions Consulting	8,246.33
6/14/2013	215888	MLB Consulting, LLC	Completions Consulting	6,113.31
6/14/2013	215889	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	44.37
6/14/2013	215890	Mike Rohleder	Dues	997.98
6/14/2013	215891	Music Mountain Water Co.	BOTTLED WATER	22.73
6/14/2013	215892	Nehls Chevrolet	VEHICLE	61.29
6/14/2013	215893	Nick A. Sommer	Geological Consulting	15,732.50
6/14/2013	215894	QUINN PUMPS NORTH DAKOTA, INC.	PUMP REPAIR	9,365.20
6/14/2013	215895	Roughrider Electric	Utilities	3,108.88
6/14/2013	215896	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	2,689.50
6/14/2013	215897	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,086.75
6/14/2013	215898	Shred-It USA - Denver	SHREDDING	97.18
6/14/2013	215899	Smith Operating & Management	CONNECTIONS/MISC	104.42
6/14/2013	215899	Smith Operating & Management	ELECTRICITY	4.70
6/14/2013	215899	Smith Operating & Management	FUEL	78.24
6/14/2013	215899	Smith Operating & Management	OIL & LUBRICANT	23.33
6/14/2013	215899	Smith Operating & Management	OIL RESTORATION FEE	0.34
6/14/2013	215899	Smith Operating & Management	OVERHEAD	344.51
6/14/2013	215899	Smith Operating & Management	PUMP/VACUUM TRUCK	2,560.90
6/14/2013	215899	Smith Operating & Management	PUMPER	4.76
6/14/2013	215899	Smith Operating & Management	PUMPING LABOR	150.00
6/14/2013	215899	Smith Operating & Management	SWD	644.49

MOR-32

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/14/2013	215899	Smith Operating & Management	WORKOVER RIG EXPENSE	1,381.25
6/14/2013	215900	South Gateway Tire Co. Inc.	VEHICLE REPAIR -	1,138.79
6/14/2013	215901	Stephen C. Leath	IT WORK	800.00
6/14/2013	215902	Steven Craig	Monthly Director Fees	4,166.67
6/14/2013	215903	Stillwell Enterprises, Inc.	HAUL DERRICK,	6,050.00
6/14/2013	215904	Teresa Jacobs	FLOWERS/PHIL WILLITS	74.95
6/14/2013	215904	Teresa Jacobs	REPAIR FAUCET IN	520.25
6/14/2013	215905	Tervita LLC	MUD DISPOSAL	10,725.00
6/14/2013	215906	Thurmond-McGlothlin, Inc.	CDMA MODEM	80.00
6/14/2013	215907	Trotter Construction, Inc.	BLADE ROAD	1,653.50
6/14/2013	215907	Trotter Construction, Inc.	HAUL SCORIA	1,766.00
6/14/2013	215907	Trotter Construction, Inc.	HAUL SCORIA TO SITE	552.00
6/14/2013	215907	Trotter Construction, Inc.	PLOW ROAD & LOCATION	891.50
6/14/2013	215907	Trotter Construction, Inc.	WATSON A S24-11 - Location	1,003.50
6/14/2013	215907	Trotter Construction, Inc.	WATSON B N34-11 - Location	1,003.50
6/14/2013	215908	United Parcel Service, Inc.	POSTAGE	271.14
6/17/2013	215909	James Patrick Gladney	FOR ELECTRONIC	10.00
6/18/2013	215910	US BANKRUPTCY COURT, DISTRICT	COPY OF PSA OF PPMI	74.50
6/21/2013	215911	1SOURCE INTERNATIONAL, LLC	CONFERENCE CALLS	50.97
6/21/2013	215912	AAPL	MEMBERSHIP DUES	100.00
6/21/2013	215913	ALTERNATIVE WRECKER SERVICE,	WRECKER CALLED TO	775.00
6/21/2013	215914	AT&T Corp	PHONE SERVICES - TX	600.25
6/21/2013	215915	AT&T Corp	Telephone	7,624.00
6/21/2013	215916	AT&T Mobility II, LLC	MOBILE PHONE	4,166.06
6/21/2013	215917	Black Hills Trucking, Inc	HAUL PIPE	5,878.10
6/21/2013	215918	Bob's Oilfield Service, Inc.	HAUL PIPE	692.00
6/21/2013	215918	Bob's Oilfield Service, Inc.	PLUMB IN BACK SIDE	740.00
6/21/2013	215919	Brian Pollman	AIRFARE	789.60
6/21/2013	215920	C & C Oilfield Services, LLC	REPLACE FILTERS	817.84
6/21/2013	215920	C & C Oilfield Services, LLC	REPLACE SEAT & TRIM	307.10
6/21/2013	215920	C & C Oilfield Services, LLC	REPLACE 2" NIPPLE	350.98

MOR-33

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/21/2013	215920	C & C Oilfield Services, LLC	REPLACE PIPING	219.36
6/21/2013	215920	C & C Oilfield Services, LLC	RE-RUN SUPPLY LINE	438.71
6/21/2013	215920	C & C Oilfield Services, LLC	A JUMPER LINE FROM	482.58
6/21/2013	215920	C & C Oilfield Services, LLC	WORK ON CHEMICAL	159.77
6/21/2013	215920	C & C Oilfield Services, LLC	REPLACED FILTERS,	775.97
6/21/2013	215920	C & C Oilfield Services, LLC	REPLACE 1" DUMP	175.49
6/21/2013	215920	C & C Oilfield Services, LLC	TIE CASING INTO	263.23
6/21/2013	215920	C & C Oilfield Services, LLC	START BACK PSI	701.95
6/21/2013	215920	C & C Oilfield Services, LLC	FINISH BACK PSI	263.23
6/21/2013	215920	C & C Oilfield Services, LLC	FILL IN HOLES ON	142.33
6/21/2013	215921	C.L. Frates & Company	INSURANCE	9,744.00
6/21/2013	215922	CAMERON SURFACE SYSTEMS	GATE VALVE ASSY, H2	47,244.04
6/21/2013	215923	Canon Financial Services, Inc.	GRAPHICS EQUIPMENT	268.46
6/21/2013	215924	Century Link	LONG DISTANCE	402.19
6/21/2013	215925	Chapter 13 Office	GARNISHMENT	808.62
6/21/2013	215926	Cintas Corporation	FLOOR MATS	155.38
6/21/2013	215926	Cintas Corporation	UNIFORMS	305.67
6/21/2013	215927	Citrix Online, LLC	GOTOMEETING	195.00
6/21/2013	215928	Comcast Cable	CABLE - 06/20-07/19	93.26
6/21/2013	215929	Consolidated Tax Service, LLP	3RD QTR 2013	1,250.00
6/21/2013	215930	Crowe & Dunlevy, P.C.	EMPLOYMENT PRACTICES	116.00
6/21/2013	215931	DAIOHS, USA Inc	COFFEE, SUGAR &	247.11
6/21/2013	215932	Darrell Hardy	MEALS	38.56
6/21/2013	215932	Darrell Hardy	OSCPA DUES FOR	230.00
6/21/2013	215932	Darrell Hardy	Mgmt mtg	293.35
6/21/2013	215933	Estill, Hardwick, Gable Hall	PROFESSIONAL	25,845.55
6/21/2013	215934	Federal Express Corporation	POSTAGE	26.37
6/21/2013	215935	Globe Energy Services, LLC	130 BBLS SWD	1,869.10

MOR-34

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/21/2013	215935	Globe Energy Services, LLC	240 BBLS SWD	564.00
6/21/2013	215935	Globe Energy Services, LLC	260 BBLS SWD	1,560.00
6/21/2013	215935	Globe Energy Services, LLC	HAUL LOAD OF S/W TO	87.50
6/21/2013	215936	JNS Trucking, Inc.	140 BBLS SWD	154.00
6/21/2013	215936	JNS Trucking, Inc.	250 BBLS SWD	1,062.50
6/21/2013	215936	JNS Trucking, Inc.	SITE WORK	240.00
6/21/2013	215936	JNS Trucking, Inc.	375 BBLS SWD	1,312.50
6/21/2013	215936	JNS Trucking, Inc.	500 BBLS SWD	550.00
6/21/2013	215936	JNS Trucking, Inc.	CLEAN UP	570.00
6/21/2013	215936	JNS Trucking, Inc.	265 BBLS SWD	291.50
6/21/2013	215936	JNS Trucking, Inc.	795 BBLS SWD	874.50
6/21/2013	215936	JNS Trucking, Inc.	935 BBLS SWD	1,028.50
6/21/2013	215936	JNS Trucking, Inc.	670 BBLS SWD	871.00
6/21/2013	215936	JNS Trucking, Inc.	530 BBLS SWD	1,113.00
6/21/2013	215936	JNS Trucking, Inc.	545 BBLS SWD	572.25
6/21/2013	215937	James Merrill	OSCPA DUES	230.00
6/21/2013	215937	James Merrill	DINNER W/ MARK	933.40
6/21/2013	215937	James Merrill	AIRFARE & HOTEL FOR	1,389.30
6/21/2013	215938	Jennifer Mrozinski	REIMBURSE TUITION	2,500.00
6/21/2013	215939	MBI Energy Rentals	TANK RENTAL APRIL	3,465.00
6/21/2013	215940	MCKENZIE ELECTRIC	Utilities	407.44
6/21/2013	215941	MDU Resources Group, Inc.	ELECTRIC	372.69
6/21/2013	215942	McJunkin Red Man Corporation	MISC FITTINGS	188.84
6/21/2013	215943	McKENZIE COUNTY COURTHOUSE	RECORDING	47.00
6/21/2013	215944	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	121.91
6/21/2013	215945	Michael L. Young	OSCPA DUES & CO	260.00
6/21/2013	215946	Mimecast North America, Inc.	UEM ENTERPRISE,	1,300.00
6/21/2013	215947	NCH Corporation	CORROSION INHIBITOR	5,772.76
6/21/2013	215947	NCH Corporation	CORROSION INHIBITOR	11,466.90
6/21/2013	215947	NCH Corporation	FOAMING AGENT	1,008.57
6/21/2013	215947	NCH Corporation	H2S SCAVENGER	3,014.98
6/21/2013	215947	NCH Corporation	PARAFFIN CONTROL	1,828.99

MOR-35

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/21/2013	215947	NCH Corporation	SCALE INHIBITOR	5,429.84
6/21/2013	215947	NCH Corporation	SURFACTANT	626.93
6/21/2013	215948	North Dakota Department of	PROCESSING FEE	40.00
6/21/2013	215949	Petroleum Club	JUNE 2013 DUES -	37.50
6/21/2013	215950	Pitney Bowes Global Financial	POSTAGE MACHINE	160.24
6/21/2013	215951	QUINN PUMPS NORTH DAKOTA, INC.	SERVICE CHARGE	250.00
6/21/2013	215951	QUINN PUMPS NORTH DAKOTA, INC.	REPAIR PUMP	7,159.86
6/21/2013	215951	QUINN PUMPS NORTH DAKOTA, INC.	1-1/2" DURA GOLD	2,450.81
6/21/2013	215952	Railroad Commission Of Texas	P-5 ANNUAL REFILING	562.50
6/21/2013	215953	Lexisnexis	ONLINE & RELATED	84.00
6/21/2013	215954	Rollie G. Farris	Geological Consulting	8,550.00
6/21/2013	215955	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	5,280.00
6/21/2013	215956	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,636.50
6/21/2013	215957	STATE OF NORTH DAKOTA	PENALTY	54.80
6/21/2013	215958	Shred-It USA - Denver	SHREDDING	96.32
6/21/2013	215959	Solium Capital LLC	SELF-SERVE PRIMARY	1,148.42
6/21/2013	215960	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	167.45
6/21/2013	215960	Toledo Automotive Supply, Inc.	STICK HOSE	22.46
6/21/2013	215961	Tres Management Inc.	ENGINEERING	7,786.94
6/21/2013	215962	United Parcel Service, Inc.	POSTAGE	215.52
6/21/2013	215963	GE Capital	COPIER RENTALS	11,149.64
6/21/2013	215964	Victoria Foster	WEBSTER PARISH	54.00
6/21/2013	215965	WOLF PETROLEUM SERVICES, LLC	SWABBING	5,604.00
6/28/2013	215966	AT&T Corp	Telephone	79.85
6/28/2013	215967	Answer Phone	ANSWERING SERVICE	75.00
6/28/2013	215968	BLACKHAWK ENERGY SERVICES, INC	W/O RIG	3,975.00
6/28/2013	215968	BLACKHAWK ENERGY SERVICES, INC	WORKOVER RIG	41,583.20
6/28/2013	215969	Century Link	Telephone	75.70
6/28/2013	215970	Cintas Corporation	UNIFORMS	611.32
6/28/2013	215971	Denny's Electric and Motor	PRODUCTION PANEL	15,330.00
6/28/2013	215972	Eastern Colorado Well	N/UP RIH GET ON	31,231.00

MOR-36

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/28/2013	215973	Elite Power LLC	GENERATOR RENTAL	4,278.75
6/28/2013	215974	Elynx Technologies, LLC	MONITORING MAY 2013	2,229.60
6/28/2013	215975	Expedited Logistics and Freigh	HAUL NIPPLES &	420.00
6/28/2013	215976	Flow-Zone LLC	FULL PORT 1/2 x 1/2	229.21
6/28/2013	215976	Flow-Zone LLC	BARB WIRE 2 POINT	66.48
6/28/2013	215976	Flow-Zone LLC	5/8 IN KIMRAY	248.98
6/28/2013	215977	GATOR SERVICES, LLC	PULL 70 BBLS S/W	304.50
6/28/2013	215977	GATOR SERVICES, LLC	PUMPED 100 GAL OF	375.00
6/28/2013	215978	Gemini Solutions, Inc.	SUPPORT & UPGRADES	2,165.00
6/28/2013	215979	Globe Energy Services, LLC	120 BBLS SWD	144.00
6/28/2013	215979	Globe Energy Services, LLC	130 BBLS SWD	1,709.50
6/28/2013	215979	Globe Energy Services, LLC	260 BBLS SWD	923.00
6/28/2013	215979	Globe Energy Services, LLC	390 BBLS SWD	468.00
6/28/2013	215979	Globe Energy Services, LLC	520 BBLS SWD	624.00
6/28/2013	215980	Harrison County	VEHICLE	188.00
6/28/2013	215981	IHS Global Inc.	WEB DIGITAL IMAGES	9.00
6/28/2013	215982	Internal Revenue Service	PENALTIES ON 2011 tax rpt	24.17
6/28/2013	215983	JOHNNY R. MCNEELY	PUMPER JUNE 2013	1,920.00
6/28/2013	215984	Jarred Witt	EXTERNAL HARD DRIVE	54.14
6/28/2013	215985	Jerry M. Cluck	ANSWERING SERVICE	324.76
6/28/2013	215986	KnowledgeLake, Inc.	KNOWLEDGELAKE	4,840.80
6/28/2013	215987	L & L Engine And Compressor	EXCHANGE VRG-330	7,306.88
6/28/2013	215988	Lee Graphics, Inc.	ULTRA WHITE LOG	844.35
6/28/2013	215989	M&K Hotshot & Trucking, Inc.	HAUL LOADER W/	895.13
6/28/2013	215990	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	108.66
6/28/2013	215991	Mimecast North America, Inc.	UEM ENTERPIRSE,	1,300.00
6/28/2013	215992	Modular Space Corporation	OFFICE BLDG RENTAL	2,398.86
6/28/2013	215993	Nick A. Sommer	Geological Consulting	16,242.50
6/28/2013	215994	Panola-Harrison Electric	ELECTRIC SERVICES	11,685.75
6/28/2013	215995	Phillip L. Lakin	3D INTERPRETATION -	1,425.00

MOR-37

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/28/2013	215996	QUINN PUMPS NORTH DAKOTA, INC.	7" TBG ANCHOR WITH	2,089.00
6/28/2013	215997	Reddog Systems, Inc.	JIBLIND FOR MAY 2013	62.00
6/28/2013	215998	Roughrider Electric	BALANCE DUE ON ELEC	332.13
6/28/2013	215999	Shred-It USA - Denver	SHREDDING	96.32
6/28/2013	216000	Stephen C. Leath	IT WORK 06/12 &	1,875.00
6/28/2013	216001	Texas Gas Gathering	PROD MONTH MAY 2013	97,506.64
6/28/2013	216002	Toledo Automotive Supply, Inc.	TRACTOR MAINT	44.99
6/28/2013	216003	United Parcel Service, Inc.	POSTAGE	133.92
6/28/2013	216004	VIP TECHNOLOGIES, INC.	SPLICE FIBER	138.02
6/28/2013	216005	Verian Technologies, LLC	JUNE 2013 ASP FEE	2,575.00
6/7/2013	215810	AT&T Corp	05/19 - 06/18	96.43
6/7/2013	215811	Ameripride Services, Inc.	FLOOR MATS	316.75
6/7/2013	215812	Andrews Kurth, LLP	GMX REORGANIZATION	408,687.28
6/7/2013	215813	Answer Phone	ANSWERING SERVICE	30.00
6/7/2013	215814	Asset Risk Management, LLC	NATURAL	20,021.52
6/7/2013	215814	Asset Risk Management, LLC	NATURAL GAS - GMXR	2,952.47
6/7/2013	215815	Black Hills Trucking, Inc	STORAGE OF 4" DRILL	500.00
6/7/2013	215816	Blocker-Crossroads Water	WATER	39.20
6/7/2013	215817	Bob's Oilfield Service, Inc.	BACK DRAGGED	860.25
6/7/2013	215817	Bob's Oilfield Service, Inc.	BACKDRAGGED	1,200.50
6/7/2013	215817	Bob's Oilfield Service, Inc.	PUT STANDS UNDER	327.75
6/7/2013	215817	Bob's Oilfield Service, Inc.	PUT UP STANDS UNDER	532.50
6/7/2013	215817	Bob's Oilfield Service, Inc.	REPAIR STANDS	148.00
6/7/2013	215817	Bob's Oilfield Service, Inc.	REPAIR VENT LINES	1,184.00
6/7/2013	215818	Bowie Cass Electric	ELECTRIC 04/16-05/14	203.65
6/7/2013	215820	CenterPoint Energy Gas Process	PROD MONTH APRIL	11,404.72
6/7/2013	215820	CenterPoint Energy Gas Process	PROD MONTH MARCH	6,974.01
6/7/2013	215821	Cintas Corporation	FLOOR MATS	40.55
6/7/2013	215821	Cintas Corporation	UNIFORMS	264.34
6/7/2013	215822	Cox Communications, Inc.	CABLE, INTERNET &	1,435.81
6/7/2013	215823	Crowe & Dunlevy, P.C.	EXPENSES	7,238.39

MOR-38

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/7/2013	215823	Crowe & Dunlevy, P.C.	HAYNES, TAYLORS,	780.00
6/7/2013	215823	Crowe & Dunlevy, P.C.	PROFESSIONAL FEES	63,745.20
6/7/2013	215824	DAIOHS, USA Inc	COFFEE	38.69
6/7/2013	215825	DCP Crossroad Processing LLC	PROD MONTH APRIL	286.00
6/7/2013	215826	EPIQ BANKRUPTCY SOLUTIONS	APRIL 2013 FEES	131,031.08
6/7/2013	215827	Fredrikson & Byron, P.A.	CASE#	2,026.40
6/7/2013	215827	Fredrikson & Byron, P.A.	CASE# 19511-ALTER	1,126.60
6/7/2013	215827	Fredrikson & Byron, P.A.	CASE# 19701 -	771.60
6/7/2013	215827	Fredrikson & Byron, P.A.	CASE# 19703-	771.60
6/7/2013	215827	Fredrikson & Byron, P.A.	SECS 15&22-146-99,	26,379.00
6/7/2013	215828	Gene A. Van Horn Jr.	64 GB STICK DRIVES	216.48
6/7/2013	215829	G & J MEYERS PROPERTIES, LLC	RENT - 929 38TH AVE	5,000.00
6/7/2013	215830	Globe Energy Services, LLC	SWD	5,866.85
6/7/2013	215831	XH, LLC	04/13 XTO ENERGY	8,025.96
6/7/2013	215832	Harrison County Road &	WEST ROAD REPAIR	14,187.60
6/7/2013	215833	Hotshot, Welding & Rental	HAUL STRING	595.00
6/7/2013	215833	Hotshot, Welding & Rental	TRAILER RENTAL	2,950.00
6/7/2013	215834	Hub Properties Trust	APRIL 13 ELECTRIC	26.22
6/7/2013	215834	Hub Properties Trust	BASE RENT (06/2013)	8,205.13
6/7/2013	215834	Hub Properties Trust	OPER. EXPENSE	2,851.02
6/7/2013	215834	Hub Properties Trust	REAL ESTATE TAX	1,755.63
6/7/2013	215835	James Merrill	SEVERANCE FEES	750.00
6/7/2013	215836	Jefferies & Company, Inc.	EXPENSES	41,146.70
6/7/2013	215836	Jefferies & Company, Inc.	MONTHLY FEE	100,000.00
6/7/2013	215837	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	1,500.00
6/7/2013	215838	Lenorman Properties, LLC	OFFICE RENT	40,605.84
6/7/2013	215838	Lenorman Properties, LLC	OFFICE RENT 8TH	22,633.34
6/7/2013	215838	Lenorman Properties, LLC	TENANT BILLBACKS	200.00
6/7/2013	215839	Loblolly Tree Farm, L.P.	DAMAGE RELEASE &	400.00
6/7/2013	215840	Looper Reed & McGraw P.C.	20% HOLD BACK FEE	(13,613.10)
6/7/2013	215840	Looper Reed & McGraw P.C.	ATTENDANCE AT	702.00
6/7/2013	215840	Looper Reed & McGraw P.C.	BUSINESS OPERATIONS	877.50
6/7/2013	215840	Looper Reed & McGraw P.C.	CASE ADMINISTRATION	351.00

MOR-39

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/7/2013	215840	Looper Reed & McGraw P.C.	COMMITTEE MEETINGS	4,599.00
6/7/2013	215840	Looper Reed & McGraw P.C.	DIP FINANCIAL &	23,997.00
6/7/2013	215840	Looper Reed & McGraw P.C.	EXPENSES	275.60
6/7/2013	215840	Looper Reed & McGraw P.C.	GENERAL	22,825.00
6/7/2013	215840	Looper Reed & McGraw P.C.	PROFESSIONAL	5,953.00
6/7/2013	215840	Looper Reed & McGraw P.C.	SALE & RELATED	8,761.00
6/7/2013	215841	McAfee & Taft	GMX BANKRUPTCY	89,379.20
6/7/2013	215842	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	133.12
6/7/2013	215843	P2ES Holdings, Inc.	BOLO MONTHLY MAINT	15,020.36
6/7/2013	215844	Paul, Weiss, Rifkind, Wharton	CREDIT INV# 288956	(100,000.00)
6/7/2013	215844	Paul, Weiss, Rifkind, Wharton	FOR PROFESSIONAL	799,755.52
6/7/2013	215845	Pete Mccarty Oil Co.	VEHICLE FUEL -	7,873.83
6/7/2013	215846	QUINN PUMPS NORTH DAKOTA, INC.	MISC FITTINGS	16,356.07
6/7/2013	215846	QUINN PUMPS NORTH DAKOTA, INC.	PUMP REPAIR	9,562.10
6/7/2013	215847	RGD Trucking, Inc.	FINGER RACKS RENTAL	1,197.00
6/7/2013	215847	RGD Trucking, Inc.	HAUL FINGER RACKS	1,162.50
6/7/2013	215847	RGD Trucking, Inc.	HAUL MAN CAMP #1253	1,412.50
6/7/2013	215847	RGD Trucking, Inc.	RENTAL OF FINGER	3,339.00
6/7/2013	215847	RGD Trucking, Inc.	RENTAL ON FINGER	1,386.00
6/7/2013	215848	Lexisnexis	ONLINE & RELATED	520.00
6/7/2013	215849	ALLIED WASTE SERVICES #070	GARBAGE PICK UP	307.43
6/7/2013	215849	ALLIED WASTE SERVICES #070	GARBAGE SERVICE	553.37
6/7/2013	215850	Reserve Account	POSTAGE	1,000.00
6/7/2013	215851	SANDLER O'NEILL & PARTNERS LP	PURSUANT TO	200,000.00
6/7/2013	215852	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	3,757.50
6/7/2013	215853	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,197.75
6/7/2013	215854	SCOTT WALLACE	HOTEL & AIRFARE	1,134.72

MOR-40

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/7/2013	215854	SCOTT WALLACE	WEBFILINGS	1,295.00
6/7/2013	215855	Shannon Avery	COLORADO HUMA	564.00
6/7/2013	215856	Shred-It USA - Denver	SHREDDING	97.18
6/7/2013	215857	Thurmond-McGlothlin, Inc.	CDMA COMMUNICATIONS	160.00
6/7/2013	215857	Thurmond-McGlothlin, Inc.	CDMA DATA	320.00
6/7/2013	215857	Thurmond-McGlothlin, Inc.	CDMA MODEM	160.00
6/7/2013	215858	Toledo Automotive Supply, Inc.	3 8INX50F	193.77
6/7/2013	215858	Toledo Automotive Supply, Inc.	LUCAS OIL	56.25
6/7/2013	215858	Toledo Automotive Supply, Inc.	TRACTOR MAINT	75.67
6/7/2013	215859	Total Compliance Connection	DEVELOPMENT OF HR	900.00
6/7/2013	215860	Tres Management Inc.	ENGINEERING	1,569.53
6/7/2013	215861	UELS, LLC	BLACKTAIL FEDERAL	1,931.00
6/7/2013	215862	U.S. Bank	11% NOTES DUE 2017	107,929.92
6/7/2013	215863	United Parcel Service, Inc.	POSTAGE	85.26
6/7/2013	215864	Verizon Wireless	04/22-05/21	1,421.34
6/7/2013	215865	W.D. Von Gonten & Co.	WORK PERFORMED BY	20,492.00
6/7/2013	215866	Westel, Inc.	LONG DISTANCE	48.04
6/7/2013	215867	Whiting Oil & Gas Corporation	04/13 WHITING OIL &	113,262.76
6/25/2013	ACH	Capital One	Bank Charges	1,303.28
6/17/2013	TXFER	Endeavor Pipeline	Intercompany Funding	1,569,697.64
6/28/2013	TXFER	Endeavor Gas Gathering	Compression Fees	104,321.17
6/17/2013	Wire	State Comptroller Texnet	GLO Royalties	1,594.00
6/4/2013	WT2210	Blue Cross Blue Shield Of Okla	JUNE 2013 - MEDICAL	74,376.85
6/4/2013	WT2211	Blue Cross Blue Shield Of Okla	JUNE 2013 - MEDICAL	12,173.22
6/4/2013	WT2212	Nationwide Trust Company	401(k) - EE	14,782.24
6/4/2013	WT2212	Nationwide Trust Company	401(k) - ER	9,479.51
6/4/2013	WT2212	Nationwide Trust Company	401(k) - LOANS	599.03
6/4/2013	WT2213	Delta Dental Of Oklahoma	JUNE 2013 - DENTAL	5,671.98
6/4/2013	WT2214	Nationwide Trust Company	401(k) - EE	1,688.49
6/4/2013	WT2214	Nationwide Trust Company	401(k) - ER	1,384.64
6/4/2013	WT2214	Nationwide Trust Company	401(k) - LOANS	50.62
6/4/2013	WT2214	Nationwide Trust Company	Source Intercompany	3,123.75
6/4/2013	WT2214	Nationwide Trust Company	Target Intercompany	(3,123.75)

MOR-41

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/5/2013	WT2215	The Lincoln National Life	JUNE 2013 - LIFE	5,545.39
6/5/2013	WT2216	AFLAC, Inc.	JUNE 2013 - Insurance	4,148.43
6/5/2013	WT2217	AFLAC, Inc.	JUNE 2013 - Insurance	2,789.86
6/5/2013	WT2218	Vision Servies Plan, Inc., OK	JUNE 2013 - EYE	795.57
6/6/2013	WT2219	Nationwide Trust Company	401(k) - ER	310.14
6/11/2013	WT2220	George S. Newton & Assoc., Inc	Employee Insurance	1,516.69
6/3/2013	WT2221	Scott Gunwall	BELTS	426.00
6/7/2013	WT2222	Stallion Oilfield Services LTD	HAUL RODS, SUCKER	440.00
6/10/2013	WT2223	Missouri Valley Petroleum	275.1 GAL DIESEL	1,071.48
6/10/2013	WT2223	Missouri Valley Petroleum	302.6 GAL DIESEL	1,169.69
6/10/2013	WT2223	Missouri Valley Petroleum	320.0 GAL DIESEL	1,236.96
6/10/2013	WT2223	Missouri Valley Petroleum	322.8 GAL DIESEL	1,228.51
6/10/2013	WT2223	Missouri Valley Petroleum	329.7 GAL DIESEL	1,254.77
6/10/2013	WT2223	Missouri Valley Petroleum	340.6 GAL DIESEL	1,296.25
6/10/2013	WT2223	Missouri Valley Petroleum	354.3 GAL DIESEL	1,369.54
6/10/2013	WT2223	Missouri Valley Petroleum	357.8 GAL DIESEL	1,335.45
6/10/2013	WT2223	Missouri Valley Petroleum	381.7 GAL DIESEL	1,452.67
6/10/2013	WT2223	Missouri Valley Petroleum	439.2 GAL DIESEL	1,710.64
6/10/2013	WT2223	Missouri Valley Petroleum	473.0 GAL DIESEL	1,800.14
6/10/2013	WT2223	Missouri Valley Petroleum	489.1 GAL DIESEL	1,904.99
6/10/2013	WT2223	Missouri Valley Petroleum	493.2 GAL DIESEL	1,840.82
6/10/2013	WT2223	Missouri Valley Petroleum	501.8 GAL DIESEL	1,939.70
6/10/2013	WT2223	Missouri Valley Petroleum	507.9 GAL DIESEL	1,963.28
6/10/2013	WT2223	Missouri Valley Petroleum	629.1 GAL DIESEL	2,450.28
6/10/2013	WT2223	Missouri Valley Petroleum	DIESEL	385.41
6/5/2013	WT2224	McJunkin Red Man Corporation	PREPAYMENT for services	10,000.00
6/7/2013	WT2225	East Texas Exploration, LLC	APRIL 2013 SKIM OIL	79,731.93
6/11/2013	WT2226	Paylocity	06/14/13 PAYROLL - Tax	347.23
6/12/2013	WT2227	Paylocity	06/14/13 PAYROLL - Tax	70,091.40
6/12/2013	WT2228	Paylocity	06/14/13 PAYROLL - Net Pay	154,366.92
6/13/2013	WT2229	Ameriflex Business Solutions	COBRA ADMIN FEES	81.40
6/18/2013	WT2234	Nationwide Trust Company	401(k) - EE	14,381.75
6/18/2013	WT2234	Nationwide Trust Company	401(k) - ER	10,155.01
6/18/2013	WT2234	Nationwide Trust Company	401(k) - LOANS	547.55
6/18/2013	WT2235	Nationwide Trust Company	401(k) - EE	1,835.53

MOR-42

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
6/18/2013	WT2235	Nationwide Trust Company	401(k) - ER	1,531.68
6/18/2013	WT2235	Nationwide Trust Company	401(k) - LOANS	177.35
6/20/2013	WT2237	Denny's Electric and Motor	ELECTRICAL WORK	15,700.00
6/20/2013	WT2238	Denny's Electric and Motor	ELECTRICAL WORK	206,414.99
6/20/2013	WT2238	Denny's Electric and Motor	DEPOSIT AGAINST	16,000.00
6/19/2013	WT2239	Texas State Comptroller	SEVERANCE TAXES FOR	1,209.31
6/25/2013	WT2240	George S. Newton & Assoc., Inc	Employee Insurance	1,863.32
6/27/2013	WT2245	Paylocity	06/28/13 PAYROLL - Tax	44,146.97
6/27/2013	WT2246	Paylocity	06/28/13 PAYROLL - Net Pay	154,333.84
6/28/2013	WT2247	CANTOR FITZGERALD SECURITIES	INTEREST & FEES ON DIP Loan	466,666.66
See List	See List	Payment of Oil and Gas Royalties to third parties		1,328,352.68
				7,580,867.42

June 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Caren Harvey Prothro	6/15/2013	542405	$534
Amy G. Key aka Amy Key Keith	6/15/2013	542406	$288
Frank E. Novy	6/15/2013	542407	$1
Whiting Oil and Gas Corporatn	6/15/2013	542408	$4,606
Fidelity Expl. & Prod. Company	6/15/2013	542409	$2,541
Burlington Resources O&G Co LP	6/15/2013	542410	$46,536
Continental Resources, Inc.	6/15/2013	542411	$4,948
Hess Corporation	6/15/2013	542412	$10,940
Avalon North LLC	6/15/2013	542413	$39
Dakota West Energy LLC	6/15/2013	542414	$39
MBI Oil & Gas, LLC	6/15/2013	542415	$4,844
California State Controller's	6/13/2013	541512	$1,621
(Mary) Joyce V. Wainwright	6/15/2013	541513	$5,821
Adam Wayne Verhalen	6/15/2013	541514	$190
Agnes M. Verhalen	6/15/2013	541515	$3,902
Andrew L. Beyer	6/15/2013	541516	$294
Anita L. Green	6/15/2013	541517	$79
Ann E. Rucker	6/15/2013	541518	$1,524

MOR-43

All Disbursements for the Current Reporting Month

Atkins Minerals, LLC	6/15/2013	541519	$1,332
Atkins, Ltd. LLC	6/15/2013	541520	$6,560
Babbit Family Partnership, Ltd	6/15/2013	541521	$14,366
Barbara L. Verhalen Appleby	6/15/2013	541522	$5,821
Betty Verhalen	6/15/2013	541523	$6,228
Big Sky Mineral Trust	6/15/2013	541524	$92
Black Stone Minerals Co., LP	6/15/2013	541525	$20,626
Brad Verhalen	6/15/2013	541526	$245
Cecil I & Georgine A Murray	6/15/2013	541527	$41,622
Charles Alexander	6/15/2013	541528	$24
Charles Gipson	6/15/2013	541529	$80
China Galland aka	6/15/2013	541530	$554
Christopher Lance Walters	6/15/2013	541531	$554
Clark Nolan Turney And	6/15/2013	541532	$4,904
Collins C. Diboll Pvt. Fndn.	6/15/2013	541533	$10,384
Connie Raylene Brooks	6/15/2013	541534	$417
Dale Lawrence Harvey	6/15/2013	541535	$534
Dan Niendorff	6/15/2013	541536	$61
Dean George Murray	6/15/2013	541537	$1,570
Diane Verhalen	6/15/2013	541538	$190
Dixie May Burns	6/15/2013	541539	$98
Dolores George Lavigne	6/15/2013	541540	$5,267
Dorothy & Philip Jones	6/15/2013	541541	$1,250
Dunver Limited Partnership	6/15/2013	541542	$2,853
Dwayne Cross	6/15/2013	541543	$147
Elizabeth Beasley Ingrish	6/15/2013	541544	$105
Emma Prokop	6/15/2013	541545	$1,250
Emmett Shankle, Jr.	6/15/2013	541546	$24
Ernest & Karla Akovenko	6/15/2013	541547	$1,250
Ernest F. Smith Test. Trust	6/15/2013	541548	$507
Eugene B. Harvey Jr.	6/15/2013	541549	$534
FIG 2013 Drilling and	6/15/2013	541550	$77,046
Faison Heathman Smith IV	6/15/2013	541551	$680
Gayle Yvonne Riggs And	6/15/2013	541552	$4,904
Generations Partnership	6/15/2013	541553	$10,827
Glenn J. Nichenko	6/15/2013	541554	$641
Gretchen Niendorff	6/15/2013	541555	$65
Harry Eugene Blocker III	6/15/2013	541556	$749
Henry Hunsicker Family, LLC	6/15/2013	541557	$571
Herbert Moore, Sr.	6/15/2013	541558	$159
Holly Beyersmith	6/15/2013	541559	$294

MOR-44

All Disbursements for the Current Reporting Month

Howard Lange	6/15/2013	541560	$2,982
J. Tracy Fults, Trustee	6/15/2013	541561	$4,459
Jack & Lorene Akovenko	6/15/2013	541562	$1,250
Jade A. Washington	6/15/2013	541563	$164
James B. Haynes, Jr.	6/15/2013	541564	$2,632
James E. Hodges, III	6/15/2013	541565	$104
James E. Smith	6/15/2013	541566	$84
James Ford Harvey	6/15/2013	541567	$534
Jane D. Harvey Parker	6/15/2013	541568	$534
Janet L. Higgins-Jerry	6/15/2013	541569	$3,974
Janet Vinson	6/15/2013	541570	$176
Jason D. Washington	6/15/2013	541571	$111
Jean Arthur Butler	6/15/2013	541572	$64
Jenny V. Stinson	6/15/2013	541573	$571
Joe Black III	6/15/2013	541574	$71
John B. Verhalen	6/15/2013	541575	$1,524
John L. Beyer, III	6/15/2013	541576	$294
John Mark Blocker	6/15/2013	541577	$647
John Stewart Harvey	6/15/2013	541578	$534
Johnetta Butler Johnson	6/15/2013	541579	$2,239
Jon C. Black	6/15/2013	541580	$71
Judy Gallagher Durham	6/15/2013	541581	$56
Judy Harris	6/15/2013	541582	$2,222
Justin James Washington	6/15/2013	541583	$111
Kathryn Ann Munson	6/15/2013	541584	$417
Kenneth R. Turner	6/15/2013	541585	$25
Kirby L. Dasinger &	6/15/2013	541586	$55
Knapp Oil Corporation	6/15/2013	541587	$302
Laura Ann Holman And	6/15/2013	541588	$4,904
Leonard W. Nichenko	6/15/2013	541589	$625
Lochridge Minerals LLC	6/15/2013	541590	$4,492
Loretta Akovenko	6/15/2013	541591	$1,250
MBI Royalties, LLC	6/15/2013	541592	$222
Mark Niendorff	6/15/2013	541593	$61
Mark Verhalen	6/15/2013	541594	$250
Marleta Chadwick Trust	6/15/2013	541595	$3,936
Mary Margaret Verhalen Scott	6/15/2013	541596	$2,928
Melvin L. Williams	6/15/2013	541597	$1,201
Mertice Marie Newton, A Widow	6/15/2013	541598	$146
Milton Glovatsky (WI)	6/15/2013	541599	$6,741
Monad Werner, LLC	6/15/2013	541600	$1,315

MOR-45

All Disbursements for the Current Reporting Month

Monte Zakopayko	6/15/2013	541601	$1,282
Murray James Cadenhead III	6/15/2013	541602	$56
Myco Industries, Inc.	6/15/2013	541603	$2,280
Nancy Franklyn Beyer Trust,	6/15/2013	541604	$292
Oil Field Girls, Ltd.	6/15/2013	541605	$702
Olevia Cavness	6/15/2013	541606	$93
Patrick Manning,III	6/15/2013	541607	$78
Paul Niendorff	6/15/2013	541608	$61
PitchBlack Oil LLC	6/15/2013	541609	$57
Ralph O. Harvey, III	6/15/2013	541610	$534
Randee B. Johnson	6/15/2013	541611	$190
Raymond P. Verhalen, III	6/15/2013	541612	$1,427
Raymond Stuart Harr	6/15/2013	541613	$190
Renrew Minerals, LTD	6/15/2013	541614	$2,631
Resource America, Inc.	6/15/2013	541615	$27
Reuben R Paulsen Trustee	6/15/2013	541616	$151
Richard Foster Mays	6/15/2013	541617	$242
Robert D. Blocker, Jr.	6/15/2013	541618	$2,250
Robert Vernon Blakey, Sr.	6/15/2013	541619	$10,012
Ronnie Cole	6/15/2013	541620	$2,569
S&C Properties	6/15/2013	541621	$91
Sandra Schaefer	6/15/2013	541622	$1,250
Sandra V. Floyd	6/15/2013	541623	$571
Sandra Verhalen Skevington	6/15/2013	541624	$190
Scott A. Harris	6/15/2013	541625	$2,222
Sharon Fults Non Exempt Trust	6/15/2013	541626	$4,459
Sierra Land Services	6/15/2013	541627	$670
Southwest Petroleum Co. L.P.	6/15/2013	541628	$411
State of ND acting by/through	6/15/2013	541629	$74,154
State of ND acting by/through	6/15/2013	541630	$3,062
Stephen G. Verhalen, Jr.	6/15/2013	541631	$1,524
Suanne Niendorff Ferguson	6/15/2013	541632	$65
Susie G. Fults Family Trust	6/15/2013	541633	$8,918
Suzanne Verhalen Padgett	6/15/2013	541634	$1,109
Tabrina Manning	6/15/2013	541635	$78
Thomas Luke Verhalen	6/15/2013	541636	$190
Todd Murray	6/15/2013	541637	$1,570
Tracy Snyder	6/15/2013	541638	$9,974
Walter G. Verhalen, III	6/15/2013	541639	$245
Wanda A. Young	6/15/2013	541640	$82
Ware Development LLC	6/15/2013	541641	$10,943

MOR-46

All Disbursements for the Current Reporting Month

Wayne Parks Turney	6/15/2013	541642	$4,904
William M. Huffman	6/15/2013	541643	$2,085
William Parks Finley, Sr.	6/15/2013	541644	$140
Yates Petroleum Corporation	6/15/2013	541645	$115,087
f/b/o Clarence N. Schwab	6/15/2013	541646	$28,343
Comptroller Of Texas	6/27/2013	542438	$24,921
1st Church Of Christ Scientist	6/15/2013	541647	$2,579
2009 Horton Family Trust	6/15/2013	541648	$695
A.G.S. Limited Partnership	6/15/2013	541649	$612
A.K. Lacy	6/15/2013	541650	$1,217
Agious Manning III	6/15/2013	541651	$139
Alan M. Villiers	6/15/2013	541652	$391
Albert James Williams	6/15/2013	541653	$277
Albert L. & Effie Hondl	6/15/2013	541654	$54
Albert Watkins Key	6/15/2013	541655	$490
Albert Williams	6/15/2013	541656	$200
Alfred Cameron Mitchell	6/15/2013	541657	$285
Alfred E. Lacy Jr	6/15/2013	541658	$1,217
Alfred F. Daech	6/15/2013	541659	$1,271
Alger Hyatt	6/15/2013	541660	$83
Alice Guenther McLean	6/15/2013	541661	$59
Alice Jones	6/15/2013	541662	$144
Alisa Dixon Prelow	6/15/2013	541663	$60
Allan John Kasian	6/15/2013	541664	$80
Allison Renee Williams	6/15/2013	541665	$58
Alma Colleen Shaw Torres	6/15/2013	541666	$99
Alton Leroy Richardson	6/15/2013	541667	$212
Amy Dreyer Blake	6/15/2013	541668	$70
Amy P. Evoniuk	6/15/2013	541669	$148
Anderson-Taylor Family	6/15/2013	541670	$1,496
Andrea R. Jenkins	6/15/2013	541671	$76
Andreu Lawrence Wiltse, Jr.	6/15/2013	541672	$286
Andrew J. Brune	6/15/2013	541673	$1,366
Anesia McGee Freeman c/o	6/15/2013	541674	$138
Anesya H. Newton	6/15/2013	541675	$791
Angela Linburg	6/15/2013	541676	$556
Anita G. Kuntz	6/15/2013	541677	$954
Anita Schaezler	6/15/2013	541678	$64
Ann Brown Shanks	6/15/2013	541679	$1,668
Ann J. Wood	6/15/2013	541680	$442
Anne N. Kelly Rev Tr UTA dtd	6/15/2013	541681	$435

MOR-47

All Disbursements for the Current Reporting Month

Annette Luedecke	6/15/2013	541682	$2,411
Annie K. Howard	6/15/2013	541683	$90
Annie L. Stiles Annuity Trust	6/15/2013	541684	$90
Annie Mae Green Sheppard	6/15/2013	541685	$131
Annie Marie Thomas	6/15/2013	541686	$294
Annie Mosley	6/15/2013	541687	$64
Annie R. Lane Fisher	6/15/2013	541688	$77
Anton & Myrtle C. Kapus	6/15/2013	541689	$57
Apex Royalties, Inc.	6/15/2013	541690	$421
Armenia Lester Hawkins	6/15/2013	541691	$80
Augusta Evelyn Turner	6/15/2013	541692	$83
Avril Hampton-Zermeno	6/15/2013	541693	$67
BG US Production Company, LLC	6/15/2013	541694	$5,160
BHCH Mineral, Ltd.	6/15/2013	541695	$527
BP America Production Company	6/15/2013	541696	$5,750
BR Royalty LLC	6/15/2013	541697	$1,172
Bakken HBT, LP	6/15/2013	541698	$14,167
Baldwin Mineral Trust	6/15/2013	541699	$65
Banister Willis	6/15/2013	541700	$109
Barbara B. and Byron B. Booth	6/15/2013	541701	$5,970
Barbara Glover Baucum	6/15/2013	541702	$93
Barbara Jenkins Pilot	6/15/2013	541703	$76
Barbara Lester Jordan	6/15/2013	541704	$166
Barbara Marie Herb	6/15/2013	541705	$64
Barbara Steeg Midlo	6/15/2013	541706	$637
Barbara W. Sorenson Rev. Trust	6/15/2013	541707	$440
Barnell Marks	6/15/2013	541708	$75
Barton Bailey Greer	6/15/2013	541709	$88
Benigene Hart	6/15/2013	541710	$188
Benjamin D. Agnor	6/15/2013	541711	$236
Benjamin Lange and Beth Lange	6/15/2013	541712	$2,873
Benny (Bernard) Willard	6/15/2013	541713	$80
Bertha M. Cooper	6/15/2013	541714	$73
Bettie Scott Youree Park FDTN	6/15/2013	541715	$1,210
Betty Hain	6/15/2013	541716	$237
Betty Jean Daniels	6/15/2013	541717	$66
Betty Lou Young	6/15/2013	541718	$77
Beverly A. Hasdorff	6/15/2013	541719	$892
Beverly James Smith	6/15/2013	541720	$75
Bill Rudd, Inc. DBA	6/15/2013	541721	$2,727
Billy Earl Adams	6/15/2013	541722	$115

MOR-48

All Disbursements for the Current Reporting Month

Billy Williams	6/15/2013	541723	$200
Bob Perkins, Jr.	6/15/2013	541724	$97
Bonnie G. Smith	6/15/2013	541725	$126
Brad R. Duhon	6/15/2013	541726	$704
Braden C. Despot	6/15/2013	541727	$704
Brenda Bradshaw	6/15/2013	541728	$75
Brenda Greer Foster	6/15/2013	541729	$264
Brenda Hayner Moon	6/15/2013	541730	$9,075
Brenda J. Veasley	6/15/2013	541731	$90
Brenda Lester Bell	6/15/2013	541732	$441
Brenda Manning Everitt	6/15/2013	541733	$116
Brenda Russell Williams	6/15/2013	541734	$973
Brendon Blincoe	6/15/2013	541735	$326
Bresco, Inc.	6/15/2013	541736	$3,177
Brett C. Barton	6/15/2013	541737	$1,075
Brie-Yori Jackson McGowan	6/15/2013	541738	$60
Bruce Graham Roberts	6/15/2013	541739	$130
C. Bradley Wilson Rev. Trust	6/15/2013	541740	$63
Caddo Minerals, Inc.	6/15/2013	541741	$77
Cal Farley's Boys Ranch	6/15/2013	541742	$2,787
Canadian Kenwood Company	6/15/2013	541743	$9,192
Candyce James Alexander	6/15/2013	541744	$582
Candyce W. Evertson	6/15/2013	541745	$986
Carl Burner Jacobs	6/15/2013	541746	$74
Carl Marks	6/15/2013	541747	$177
Carla Renee Jacobs	6/15/2013	541748	$74
Carol Ann Hirsch Freirich	6/15/2013	541749	$163
Carol Frank	6/15/2013	541750	$1,149
Carol Freyer Bayer	6/15/2013	541751	$88
Carol Worsham	6/15/2013	541752	$140
Carolyn F. Underwood	6/15/2013	541753	$199
Carolyn M. Curry	6/15/2013	541754	$80
Carolyn Verhalen	6/15/2013	541755	$484
Carolyn Williams	6/15/2013	541756	$200
Cassandra Clark	6/15/2013	541757	$60
Cathy Cornelius Gaas	6/15/2013	541758	$2,761
Cecil Manning	6/15/2013	541759	$64
Cecilia M. Taylor	6/15/2013	541760	$80
Chad Lee Cargill	6/15/2013	541761	$173
Chadwick T. Crist	6/15/2013	541762	$6,435
Charise Hasdorff	6/15/2013	541763	$56

MOR-49

All Disbursements for the Current Reporting Month

Charlene K. Williams	6/15/2013	541764	$2,327
Charles E. Denson, Sr.	6/15/2013	541765	$365
Charles E. Mercer Jr.	6/15/2013	541766	$2,483
Charles Marion Bradshaw III	6/15/2013	541767	$926
Charles R. Lester And	6/15/2013	541768	$279
Charles Turner	6/15/2013	541769	$247
Charles Walker	6/15/2013	541770	$66
Charles Williams	6/15/2013	541771	$200
Charline Thompson	6/15/2013	541772	$352
Chazneca Simington	6/15/2013	541773	$51
Chevron North America	6/15/2013	541774	$63
Cheyenne Royalties, LLC	6/15/2013	541775	$376
Choctaw Energy Ltd.	6/15/2013	541776	$103
Christine Carter	6/15/2013	541777	$81
Christopher Hasdorff	6/15/2013	541778	$56
Christopher J. Evoniuk	6/15/2013	541779	$363
Christopher Wahus	6/15/2013	541780	$99
Clara Lentz Westmoreland	6/15/2013	541781	$539
Clark Interests, L.L.C.	6/15/2013	541782	$1,531
Claude Brooks	6/15/2013	541783	$97
Clay S. Carlile	6/15/2013	541784	$51
Clifford Cole, Jr.	6/15/2013	541785	$140
Coletta Lester Davis	6/15/2013	541786	$80
Collin Jones	6/15/2013	541787	$193
Collin Serhienko	6/15/2013	541788	$6,264
Columbia Enterprises	6/15/2013	541789	$1,055
Come Big or Stay Home, LLC	6/15/2013	541790	$413
Concho Royalty Company, LP	6/15/2013	541791	$167
Connie Schaper	6/15/2013	541792	$6,264
ConocoPhillips Company	6/15/2013	541793	$608
Constantine G. Romanyshyn	6/15/2013	541794	$85
Coronado Resources LP	6/15/2013	541795	$486
Curtis Dartson	6/15/2013	541796	$52
Cynthia Lester Howell Morris	6/15/2013	541797	$141
Cynthia Renee Dorfman	6/15/2013	541798	$75
D. H. Snyder, IV	6/15/2013	541799	$96
D.J. Stuber Land & Royalty Tr	6/15/2013	541800	$296
DJB Royalty Ventures LP	6/15/2013	541801	$79
Dale G. Evoniuk	6/15/2013	541802	$228
Dale Williston Minerals	6/15/2013	541803	$3,303
Dale Williston Minerals	6/15/2013	541804	$136

MOR-50

All Disbursements for the Current Reporting Month

Dallas District Church	6/15/2013	541805	$1,188
Dana D. Reaud	6/15/2013	541806	$526
Daniel Finley	6/15/2013	541807	$189
Daniel Wayne Williams	6/15/2013	541808	$93
Danny Herbert Vokal	6/15/2013	541809	$57
Danny Ray Sasser	6/15/2013	541810	$468
Darrel Glen Freeman	6/15/2013	541811	$74
Darrell Manning	6/15/2013	541812	$64
David Bernard Leffall	6/15/2013	541813	$107
David Dickson Corley	6/15/2013	541814	$170
David V. Kubas	6/15/2013	541815	$125
David Wahus	6/15/2013	541816	$208
Dayton Lewis Cargill Trust	6/15/2013	541817	$239
Dean & Gail Gudahl Trust	6/15/2013	541818	$273
Dean Hartman	6/15/2013	541819	$2,767
Deborah Lynn Sinclair Caudle	6/15/2013	541820	$1,293
Deborah Shaw Johnson	6/15/2013	541821	$220
Dennis Easton	6/15/2013	541822	$82
Denver and Mary Thompson	6/15/2013	541823	$8,898
Desert Partners IV, L.P.	6/15/2013	541824	$647
Diana Heartsill Young	6/15/2013	541825	$59
Dianne Glovatsky	6/15/2013	541826	$199
Dianne Mann	6/15/2013	541827	$695
Dianne N. Hancock & J. Wayne	6/15/2013	541828	$212
Dolores A. Tibiletti	6/15/2013	541829	$2,411
Dolph Crawley	6/15/2013	541830	$188
Don J. Kuntz	6/15/2013	541831	$590
Don Trotter, et ux	6/15/2013	541832	$860
Donald Earle Hudson II	6/15/2013	541833	$73
Donald Hyatt	6/15/2013	541834	$83
Donald Q. Powell	6/15/2013	541835	$280
Donald Wahus	6/15/2013	541836	$831
Donna Black	6/15/2013	541837	$695
Donna Bryant	6/15/2013	541838	$53
Donna Marie Long	6/15/2013	541839	$68
Donna Shell	6/15/2013	541840	$54
Donnie R. Roberts	6/15/2013	541841	$93
Dora K. McCarty	6/15/2013	541842	$94
Dora Mae Whitley	6/15/2013	541843	$95
Doris Nann Mercer Chandler &	6/15/2013	541844	$2,483
Doristine Milligan	6/15/2013	541845	$106

MOR-51

All Disbursements for the Current Reporting Month

Dorothy Gerhardt (Life Tenant)	6/15/2013	541846	$67
Dorothy Lee Gill Wagner or	6/15/2013	541847	$273
Dorothy Nell Taylor	6/15/2013	541848	$97
Dorothy Swanson	6/15/2013	541849	$97
Douglas Stanley Herring	6/15/2013	541850	$73
Dunbar Oil and Gas, Ltd.	6/15/2013	541851	$191
Dustin Oscar Keith Cargill Tru	6/15/2013	541852	$239
Duttrell LaForrest Jackson	6/15/2013	541853	$60
E. Baker & Associates	6/15/2013	541854	$88
E. Jessie Howard	6/15/2013	541855	$75
EXCO Operating Company, LP	6/15/2013	541856	$5,160
Eagle Oil & Gas Co.	6/15/2013	541857	$103
Earl W. Ferguson	6/15/2013	541858	$413
East Texas Oil & Gas Rp.	6/15/2013	541859	$356
Eckard Global, LLC	6/15/2013	541860	$134
Eddie Williams	6/15/2013	541861	$74
Edgar B. Lincoln	6/15/2013	541862	$1,966
Edward Brawner	6/15/2013	541863	$419
Edward Duard Wells	6/15/2013	541864	$64
Edward Manning	6/15/2013	541865	$64
Edwin P. Romanyshyn	6/15/2013	541866	$85
Elaine Marie Mayer	6/15/2013	541867	$2,411
Elaine Woodley Harris	6/15/2013	541868	$3,945
Eleanor J. Basaraba, a widow	6/15/2013	541869	$2,031
Eleanor Taylor Scott	6/15/2013	541870	$704
Elizabeth Allums Widhalm	6/15/2013	541871	$103
Elizabeth J. Vidal Rev Trust	6/15/2013	541872	$73
Elizabeth Key Smith	6/15/2013	541873	$560
Elizabeth M. Richter-Chamrad &	6/15/2013	541874	$4,954
Ella Basaraba	6/15/2013	541875	$2,031
Ella Mae & Thomas P.	6/15/2013	541876	$311
Ella Marie Marshall	6/15/2013	541877	$108
Ellen C. Green	6/15/2013	541878	$76
Elmer Howard, Jr.	6/15/2013	541879	$90
Elvy Pharr Callies	6/15/2013	541880	$973
Elwood Botnen	6/15/2013	541881	$82
Energy Properties Limited	6/15/2013	541883	$481
Erma C. Williams	6/15/2013	541884	$1,123
Ernest Lane	6/15/2013	541885	$60
Estate Of Lavondro K. Morrison	6/15/2013	541886	$2,081
Ethel Estvold Beckman	6/15/2013	541887	$1,966

MOR-52

All Disbursements for the Current Reporting Month

Ethel Mae Harvey	6/15/2013	541888	$162
Etheldra A. Turner	6/15/2013	541889	$64
Eugene W. Schwartzenberger	6/15/2013	541890	$80
Eugene Williams, Jr.	6/15/2013	541891	$100
Eura Lee Caveness, Jr.	6/15/2013	541892	$66
Eva B. Washington	6/15/2013	541893	$87
Evelyn J. Allram	6/15/2013	541894	$311
Evelyn Warren	6/15/2013	541895	$385
Exxonmobil Corporation	6/15/2013	541896	$6,633
Farrah Elise Fults Dolbey	6/15/2013	541897	$1,512
Faulconer 2004 Ltd. Ptnrship	6/15/2013	541898	$814
Faulconer Energy L.P.	6/15/2013	541899	$1,445
Favian M. Adair, Jr.	6/15/2013	541900	$193
Fay Levon Else	6/15/2013	541901	$115
Faye Barnes	6/15/2013	541902	$86
Faye Denson Watson	6/15/2013	541903	$365
Fergus & Elizabeth Nelson	6/15/2013	541904	$189
First Church Of Christ,	6/15/2013	541905	$1,289
First National Company	6/15/2013	541906	$71
Flanoy Holden Choate & Annie	6/15/2013	541907	$74
Fleischaker Mineral Company,	6/15/2013	541908	$204
Fleshia Taylor	6/15/2013	541909	$51
Florence Rose Hardy	6/15/2013	541910	$227
Francis P. Hadlock III, Dcsd.	6/15/2013	541911	$216
Francis Paul Cullum	6/15/2013	541912	$4,402
Francis S. Baldwin Sr. Family	6/15/2013	541913	$6,901
Frank A. Clark, Jr.	6/15/2013	541914	$77
Frank T. Bruce	6/15/2013	541915	$132
Frankie Crawford	6/15/2013	541916	$63
Frankie Jackson Nunley	6/15/2013	541917	$119
Frankie Mae Williams	6/15/2013	541918	$152
Fred D. Overman	6/15/2013	541919	$3,303
Fredericksburg Royalty, Ltd.	6/15/2013	541920	$58
Frieda Sussdorf Adair	6/15/2013	541921	$1,751
Gail E. Freeman Bartholomew	6/15/2013	541922	$54
Garrett BTF Minerals, LLC	6/15/2013	541923	$103
Gary A. Schwartzenberger	6/15/2013	541924	$53
Gary Cooper	6/15/2013	541925	$73
Gary Glovatsky	6/15/2013	541926	$2,877
Gayle Hershberger	6/15/2013	541927	$693
Gayle L. Jackson	6/15/2013	541928	$76

MOR-53

All Disbursements for the Current Reporting Month

General Cable Industries, Inc.	6/15/2013	541929	$2,715
George P. Denson	6/15/2013	541930	$365
Georgia Sanders Johnson	6/15/2013	541931	$243
Gerald Peterson	6/15/2013	541932	$82
Gerri Calvin	6/15/2013	541933	$90
Gerry Dean Cadenhead Fletcher	6/15/2013	541934	$66
Gina Harrell	6/15/2013	541935	$100
Gladys M. Ottey	6/15/2013	541936	$1,386
Gladys Marie Lester	6/15/2013	541937	$166
Glenn Leray Johnson	6/15/2013	541938	$52
Good Shepherds Royalty Trust	6/15/2013	541939	$296
Gordon W. Sangster	6/15/2013	541940	$102
Grace Ann Gryder	6/15/2013	541941	$76
Grassy Butte Rural Fire	6/15/2013	541942	$176
Gregory L. Wilder	6/15/2013	541943	$81
Gregory Shaw	6/15/2013	541944	$99
Harold Lawrence & Vanice	6/15/2013	541945	$143
Harold Williams	6/15/2013	541946	$357
Harriet Taylor Youngblood	6/15/2013	541947	$909
Harry R. Freyer	6/15/2013	541948	$1,204
Harvest Oil Company, LLC	6/15/2013	541949	$220
Haward Manning, Jr.	6/15/2013	541950	$64
Haywood W. Moseley, IV	6/15/2013	541951	$107
Heidi C. Barton	6/15/2013	541952	$1,075
Henry J. and Barbara A. Glick	6/15/2013	541953	$3,762
Henry L. Cooper	6/15/2013	541954	$587
Henry McCarver	6/15/2013	541955	$254
Herbert Milsap Youngblood	6/15/2013	541956	$75
Hobart Rutherford Key	6/15/2013	541957	$280
Holt Production, L.L.C.	6/15/2013	541958	$4,532
Home on The Range For Boys	6/15/2013	541959	$1,554
Homer T. Williams	6/15/2013	541960	$200
Horace Manning	6/15/2013	541961	$64
Howard A. Carney, Jr.	6/15/2013	541962	$52
Howard Spencer Anderson	6/15/2013	541963	$61
Hunt Oil Company	6/15/2013	541964	$343
Iowa Holding Company,	6/15/2013	541965	$2,178
Irish Oil & Gas Inc.	6/15/2013	541966	$1,098
J. B. Rudd Estate Sara P. Rudd	6/15/2013	541967	$2,727
J. B. Wilson	6/15/2013	541968	$272
J. Bennett Johnston, Jr.	6/15/2013	541969	$624

MOR-54

All Disbursements for the Current Reporting Month

J. D. Manning	6/15/2013	541970	$141
J. G. & Charlotte C. Thomas	6/15/2013	541971	$125
J. R. Glennon, Inc.	6/15/2013	541972	$302
J.E. Bragg, Jr. and	6/15/2013	541973	$134
Jack Allen Perkins	6/15/2013	541974	$97
Jackie E. Robinson	6/15/2013	541975	$191
Jacob C. Bell Jr	6/15/2013	541976	$16,796
Jacqueline Robinson	6/15/2013	541977	$200
Jae Holdings, L.L.C.	6/15/2013	541978	$704
Jalan Jamon Washington	6/15/2013	541979	$52
James Brandon Cullum	6/15/2013	541980	$4,964
James C. Abercrombie	6/15/2013	541981	$152
James E. Manning	6/15/2013	541982	$126
James E. Roberson	6/15/2013	541983	$105
James E. Whiteside	6/15/2013	541984	$1,397
James Earl Perkins	6/15/2013	541985	$97
James Edward Finley, Sr.	6/15/2013	541986	$227
James Greg Wren	6/15/2013	541987	$555
James Harold Cadenhead	6/15/2013	541988	$66
James Howard Turner	6/15/2013	541989	$83
James L & Elva Lou Johnston	6/15/2013	541990	$8,302
James Lee Waskom, Jr.	6/15/2013	541991	$119
James Loot	6/15/2013	541992	$115
James Parnell Lester	6/15/2013	541993	$166
James Spencer Jones II	6/15/2013	541994	$1,266
James Stewart Thigpen	6/15/2013	541995	$655
James T. Easter & Mickey	6/15/2013	541996	$62
James Young &	6/15/2013	541997	$1,612
Jana Jones Marshall	6/15/2013	541998	$141
Jane F. Fitterer Fam Tr dtd	6/15/2013	541999	$67
Jane Katherine Heiser	6/15/2013	542000	$80
Jane Meeks Vitrano	6/15/2013	542001	$162
Janet Ann Kasian Malkowski	6/15/2013	542002	$76
Janet L. Novy	6/15/2013	542003	$77
Janice Gipson	6/15/2013	542004	$139
Janice M. Brooks	6/15/2013	542005	$97
Janice Walker	6/15/2013	542006	$90
Janis Goodrich	6/15/2013	542007	$247
Jasmine Simington	6/15/2013	542008	$51
Jason Wahus	6/15/2013	542009	$99
Jeanene Cooper	6/15/2013	542010	$69

MOR-55

All Disbursements for the Current Reporting Month

Jeanie H. Westmoreland	6/15/2013	542011	$2,102
Jeanne Williams Thompkins	6/15/2013	542012	$62
Jeffery Williams	6/15/2013	542013	$74
Jennie Mae Shiner	6/15/2013	542014	$75
Jennifer E. Hasdorff	6/15/2013	542015	$223
Jenny Harlan	6/15/2013	542016	$8,775
Jeremiah Turner Stallworth	6/15/2013	542017	$170
Jerline Jacobs	6/15/2013	542018	$74
Jerrell E. Terry	6/15/2013	542019	$158
Jerry Alan Jones	6/15/2013	542020	$193
Jerry C. Van Wert	6/15/2013	542021	$91
Jerry E. Howard	6/15/2013	542022	$90
Jerry Sansing	6/15/2013	542023	$53
Jessica Jaye Hudson	6/15/2013	542024	$73
Jessie Anderson	6/15/2013	542025	$116
Jessie Brooks	6/15/2013	542026	$97
Jim Dixon, Jr.	6/15/2013	542027	$162
Jimmie Williams	6/15/2013	542028	$82
Jimmy Allman & wife,	6/15/2013	542029	$213
Jo Ann Fults Scott	6/15/2013	542030	$2,973
Jo Anne Dixon	6/15/2013	542031	$200
Joan Joyce Kadrmas aka Joanne	6/15/2013	542032	$80
Joann Lester Rice	6/15/2013	542033	$57
North Dakota D.H.S.	6/15/2013	542034	$472
Joe Alton 'Jay' Greer	6/15/2013	542035	$88
Joe And Robin Pollani	6/15/2013	542036	$605
Joel R. Kay	6/15/2013	542037	$326
Joel R. Woodley	6/15/2013	542038	$986
Joel Truelove	6/15/2013	542039	$1,551
Joetta Culton High	6/15/2013	542040	$60
Joetta Mayon Staggers	6/15/2013	542041	$95
John Campbell	6/15/2013	542042	$3,356
John Francis Van Wert Jr.	6/15/2013	542043	$91
John H. Denson, Sr.	6/15/2013	542044	$365
John Henry Mitchell	6/15/2013	542045	$222
John Humphrey	6/15/2013	542046	$86
John M. Hasdorff	6/15/2013	542047	$223
John Mosely Newsom	6/15/2013	542048	$2,197
John Payton Clark	6/15/2013	542049	$77
John R. Corley, III	6/15/2013	542050	$170
John Ralph James	6/15/2013	542051	$79

MOR-56

All Disbursements for the Current Reporting Month

John Todaro And	6/15/2013	542052	$193
John W. Mayer	6/15/2013	542053	$2,411
John Wesley Manning, Jr.	6/15/2013	542054	$119
John Y. Graff &	6/15/2013	542055	$77
John and Louise Dutchuk	6/15/2013	542056	$6,823
Johnnie Marie Eila Benson	6/15/2013	542057	$467
Johnnie Roberson	6/15/2013	542058	$64
Johnny Ray Williams	6/15/2013	542059	$200
Jon A. Kay	6/15/2013	542060	$326
Joseph John Magalsky Lvg Tr	6/15/2013	542061	$89
Josephine Williams Yancy	6/15/2013	542062	$75
Joy Reeves Manley	6/15/2013	542063	$679
Joyce Jeter	6/15/2013	542064	$813
Joyce L. Bell	6/15/2013	542065	$93
Joyfull Leffall Short	6/15/2013	542066	$107
Juaquitta Culton	6/15/2013	542067	$64
Judith M. Kutcher	6/15/2013	542068	$69
Judy Jones Ryan	6/15/2013	542069	$141
Judy Rae Fults	6/15/2013	542070	$1,512
Jules Talmage Liston	6/15/2013	542071	$88
Julie A. Ellison	6/15/2013	542072	$118
Julie K. Hasdorff	6/15/2013	542073	$223
Julie Snyder Diamond	6/15/2013	542074	$89
June B. Wren	6/15/2013	542075	$52
June Jones	6/15/2013	542076	$193
Justine Jearmchuk Bauer	6/15/2013	542077	$66
Karen Ann Elwood Jeans	6/15/2013	542078	$59
Karen D. Fritschi	6/15/2013	542079	$4,537
Karen K. Green	6/15/2013	542080	$326
Karen Scott Barner	6/15/2013	542081	$86
Katherine Rae Verhalen Maun	6/15/2013	542082	$2,780
Kathy Lynne Elwood McDaniel	6/15/2013	542083	$59
Keila Glenn	6/15/2013	542084	$62
Kelly D. Robinson, Rev Lvg	6/15/2013	542085	$343
Ken E. Herring	6/15/2013	542086	$73
Kenneth M. Mayer	6/15/2013	542087	$2,411
Kenneth Williams	6/15/2013	542088	$62
Kevin & Sonya Hartman	6/15/2013	542089	$2,767
Kevin M. Brittner	6/15/2013	542090	$107
Key Family Marital Deduction	6/15/2013	542091	$351
Kim Karen Baskett	6/15/2013	542092	$4,601

MOR-57

All Disbursements for the Current Reporting Month

Kimberley Levine	6/15/2013	542093	$107
Kimberly Patrice Williams	6/15/2013	542094	$58
Kimbley McGee Lee	6/15/2013	542095	$52
Kresha Collier Lane	6/15/2013	542096	$60
Kristin V. Moseley	6/15/2013	542097	$107
Kubas Fam Min Tr dtd 4/10/1980	6/15/2013	542098	$873
LCC Trust	6/15/2013	542099	$51
LOMOCO, Inc.	6/15/2013	542100	$77
La Joie Thomas	6/15/2013	542101	$80
Lacy Properties, LTD.	6/15/2013	542102	$101
Lallance A. Adair Residuary TR	6/15/2013	542103	$2,335
Larue M. Smith	6/15/2013	542104	$80
Laura A. Lang	6/15/2013	542105	$118
Laura Turner	6/15/2013	542106	$247
Laurie H. Pursley	6/15/2013	542107	$223
Lavert Williams	6/15/2013	542108	$357
Lawrence M. Nilsen	6/15/2013	542109	$435
Le'Andrea Simington	6/15/2013	542110	$51
LeRoy Charles Schwartzenberger	6/15/2013	542111	$80
Lee Manning	6/15/2013	542112	$64
Lena Mae Manning Scott	6/15/2013	542113	$139
Leo C. McAfee, Jr.	6/15/2013	542114	$80
Leon E. Wosika	6/15/2013	542115	$65
Leslie Crawley Schoenfeld	6/15/2013	542116	$375
Leta Jo Senn	6/15/2013	542117	$209
Linda Carol Johnson Macon	6/15/2013	542118	$52
Linda Kay Turner	6/15/2013	542119	$83
Linda Meeks Wiest	6/15/2013	542120	$162
Linda Puryear Dominick	6/15/2013	542121	$1,465
Linda Robinson Clark	6/15/2013	542122	$77
Lisa Thomas	6/15/2013	542123	$193
Littie Mae Manning Richardson	6/15/2013	542124	$94
Lizzie Lefall Moore	6/15/2013	542125	$1,039
Logan Resources, LLC	6/15/2013	542126	$318
Lois E. Basaraba, a widow	6/15/2013	542127	$1,741
Lois Helmig	6/15/2013	542128	$1,678
Lois Jean Hirsch Luskey	6/15/2013	542129	$163
Lola Annette Harrison	6/15/2013	542130	$791
Lola McGee	6/15/2013	542131	$52
Lonella Leffall	6/15/2013	542132	$575
Lori Belinda London	6/15/2013	542133	$141

MOR-58

All Disbursements for the Current Reporting Month

Lorna Ann Matthiesen	6/15/2013	542134	$224
Lou Ann Terry	6/15/2013	542135	$556
Louis Dorfman	6/15/2013	542136	$376
Lucia R. Kendrick	6/15/2013	542137	$486
Lucille Fields	6/15/2013	542138	$144
Lynda Nelson (Kostenko)	6/15/2013	542139	$72
Lynda R. Verhalen Applebaum	6/15/2013	542140	$1,493
MAP2006-OK	6/15/2013	542141	$964
MAP2009-OK	6/15/2013	542142	$842
MCCH, L.L.C.	6/15/2013	542143	$1,531
MCGR Operating Company, Inc.	6/15/2013	542144	$337
Mabel Jean Wilson	6/15/2013	542145	$294
Malcolm Evans	6/15/2013	542146	$286
Malcolm G. Baker	6/15/2013	542147	$57
Map2003-Net	6/15/2013	542148	$305
Marcia Jannenga	6/15/2013	542149	$199
Marcia Lynn Helms	6/15/2013	542150	$926
Marcia N Anderson RevTr UTA	6/15/2013	542151	$435
Marco Minerals	6/15/2013	542152	$8,063
Margaret Ann Newsom Waits	6/15/2013	542153	$2,344
Margaret FJ Harvey	6/15/2013	542154	$243
Margaret Irene	6/15/2013	542155	$80
Margarita Wilson	6/15/2013	542156	$75
Maria Eubanks-Davidson	6/15/2013	542157	$84
Maribeth Turner	6/15/2013	542158	$247
Marie Howard Woodrow	6/15/2013	542159	$90
Marion L. Culton, Jr.	6/15/2013	542160	$60
Marion Steeg Bustamante	6/15/2013	542161	$637
Marjorie Dale Owen	6/15/2013	542162	$1,949
Marjorie Evoniuk, a widow &	6/15/2013	542163	$457
Mark D. Keys	6/15/2013	542164	$140
Marquis Dewayne Shelton	6/15/2013	542165	$57
Martha Susan White	6/15/2013	542166	$74
Marti O'Brien	6/15/2013	542167	$926
Martrae L. Poindexter	6/15/2013	542168	$80
Marty B. Kuntz-Stiedl	6/15/2013	542169	$442
Mary Ann Jennings	6/15/2013	542170	$154
Mary Ann Wittinger	6/15/2013	542171	$136
Mary Anne Crawley Convis, TTEE	6/15/2013	542172	$125
Mary Barbara Kasian Hughes	6/15/2013	542173	$69
Mary Black Sanders	6/15/2013	542174	$635

MOR-59

All Disbursements for the Current Reporting Month

Mary C. Torres	6/15/2013	542175	$223
Mary Elizabeth Graves	6/15/2013	542176	$227
Mary F. James Mercer	6/15/2013	542177	$999
Mary Marks Holiday	6/15/2013	542178	$75
Mary Virginia Haynes	6/15/2013	542179	$237
Mary W. Williams	6/15/2013	542180	$124
Maurice Caveness	6/15/2013	542181	$54
Maxine Hawes	6/15/2013	542182	$2,411
McCamey Farm & Ranch, L.P..	6/15/2013	542183	$381
Mecheryl Calvin	6/15/2013	542184	$66
Melanie Crawford	6/15/2013	542185	$1,465
Melba Manning	6/15/2013	542186	$64
Michael D. Prokop, a s/m	6/15/2013	542187	$580
Michael Davis	6/15/2013	542188	$357
Michael Dreyer	6/15/2013	542189	$70
Michael E and Connie J Kasian	6/15/2013	542190	$88
Michael E. Warwick	6/15/2013	542191	$54
Michael Eugene O'Brien	6/15/2013	542192	$463
Michael Lynn Freeman	6/15/2013	542193	$74
Michael W. Basaraba	6/15/2013	542194	$3,617
Michael W. Hirsch	6/15/2013	542195	$81
Midland Trust	6/15/2013	542196	$473
Mildred Loot	6/15/2013	542197	$259
Millard F. Glover Family Trust	6/15/2013	542198	$76
Miller Oil & Gas LLC	6/15/2013	542199	$231
Miller Trust Dated 2-25-08	6/15/2013	542200	$81
Mina Evenden	6/15/2013	542201	$57
Mitchell Dreyer	6/15/2013	542202	$70
Monica Dixon Wallican	6/15/2013	542203	$60
Monte Sandvick and	6/15/2013	542204	$134
Muriel Whiteside Char Trust	6/15/2013	542205	$611
Myron B. Marks	6/15/2013	542206	$1,280
Myrtle May Gudahl	6/15/2013	542207	$242
Myrtle Williams	6/15/2013	542208	$82
NFR East Texas Basin LLC	6/15/2013	542209	$57
NJ Schank & B Schank Irv Mn Tr	6/15/2013	542210	$499
Nancy Calvin	6/15/2013	542211	$90
Nancy Powers	6/15/2013	542212	$693
Nancy Ruth Thigpen Brown	6/15/2013	542213	$655
Nancy Wilson	6/15/2013	542214	$147
Narvie McDonald	6/15/2013	542215	$64

MOR-60

All Disbursements for the Current Reporting Month

Neal B. Anderson	6/15/2013	542216	$1,611
Neil W. Mohr and Judith A.	6/15/2013	542217	$143
Nellie May Gohlke Trust	6/15/2013	542218	$64
Nisku Royalty, LP	6/15/2013	542219	$1,638
Nortex Corporation	6/15/2013	542220	$2,395
Northern Oil & Gas, Inc.	6/15/2013	542221	$20,109
O.J. Holt, Jr. And Diane Holt	6/15/2013	542222	$7,279
ONRR - Royalty	6/15/2013	542223	$310
Odell Marks	6/15/2013	542224	$75
Olivia A. Deloach, Trustee	6/15/2013	542225	$53
Oretha Howard Bailey	6/15/2013	542226	$90
Orville M. Erickson	6/15/2013	542227	$30,867
Oscar Lee Cargill	6/15/2013	542228	$717
Pamela J. Hartwig	6/15/2013	542229	$202
Patricia A. Mayer	6/15/2013	542230	$3,303
Patricia Ann Pendleton Reed	6/15/2013	542231	$212
Patricia Ann Ramsey	6/15/2013	542232	$216
Patricia Emily Horridge	6/15/2013	542233	$442
Patricia J. Wilson	6/15/2013	542234	$223
Patricia Lane Hill	6/15/2013	542235	$102
Patricia M. Owens	6/15/2013	542236	$80
Patricia Willams Pullins	6/15/2013	542237	$62
Patrick Barker	6/15/2013	542238	$237
Patrick G. Frank and	6/15/2013	542239	$1,149
Patrick Lynn Schwartzenberger	6/15/2013	542240	$80
Pattye Greer Garza	6/15/2013	542241	$264
Paul D. Hess	6/15/2013	542242	$56
Pearlie H. Cole	6/15/2013	542243	$442
Peggie Nell Manning	6/15/2013	542244	$139
Peggy Jane Shows	6/15/2013	542245	$158
Pendleton G. Baldwin Jr.	6/15/2013	542246	$216
Penn Royalty Company	6/15/2013	542247	$181
Petrojarl Inc.	6/15/2013	542248	$57
Petroleum Investments, Inc.	6/15/2013	542249	$1,055
Phillip Mandel	6/15/2013	542250	$1,835
Phyllis Hampton	6/15/2013	542251	$76
Phyllis Yvonne Tucker	6/15/2013	542252	$97
Pinebough Properties, LTD.	6/15/2013	542253	$151
Pittsburgh Corporation Inc.	6/15/2013	542254	$16,221
Preston Exploration	6/15/2013	542255	$50
RCPTX, LTD.	6/15/2013	542256	$65

MOR-61

All Disbursements for the Current Reporting Month

RSD Holdings, LLC	6/15/2013	542257	$191
Ralph Marks	6/15/2013	542258	$1,280
Red Rocks Company, LLC	6/15/2013	542259	$259
Reuben R. Paulsen Trust	6/15/2013	542260	$126
Rhonda Sue Patterson Coleman	6/15/2013	542261	$1,857
Richard Allen Hatcher	6/15/2013	542262	$81
Richard Cooper, Jr.	6/15/2013	542263	$69
Richard E. Rosengarten	6/15/2013	542264	$326
Richard Garrett Key	6/15/2013	542265	$280
Richard W. Brown	6/15/2013	542266	$556
Rickey Max Pendleton	6/15/2013	542267	$212
Robbie Lynn Finley	6/15/2013	542268	$227
Robby Patterson	6/15/2013	542269	$52
Robert & Josephine Wehrung	6/15/2013	542270	$6,719
Robert B. Moseley	6/15/2013	542271	$107
Robert Bethke	6/15/2013	542272	$82
Robert C. Allen	6/15/2013	542273	$91
Robert E. Agnor	6/15/2013	542274	$523
Robert L. Yates And	6/15/2013	542275	$5,164
Robert M. Steeg	6/15/2013	542276	$637
Robert Marion Allums	6/15/2013	542277	$103
Robert Sims Blackburn and	6/15/2013	542278	$58
Robert and Margie Rather Trust	6/15/2013	542279	$1,326
Rockie & Jeanne Kukla	6/15/2013	542280	$2,460
Roger Wayne Greer, Jr.	6/15/2013	542281	$88
Roland Leffall	6/15/2013	542282	$107
Ronald Dean Freeman	6/15/2013	542283	$74
Ronald H. Sangster d/b/a	6/15/2013	542284	$102
Roy & Margaret Berryman	6/15/2013	542285	$100
Roy G. Barton III	6/15/2013	542286	$1,075
Roy M. Romanyshyn	6/15/2013	542287	$85
Roy Wendell Lester, Sr. &	6/15/2013	542288	$1,434
Royalty Clearinghouse Prtnsp	6/15/2013	542289	$1,304
Royce Hargrove Brown	6/15/2013	542290	$1,598
Ruby J. Wilson	6/15/2013	542291	$52
Ruby Nell Manning Raven	6/15/2013	542292	$139
Ruth E. Geinert	6/15/2013	542293	$2,758
Ryan M. and Lisa Kuntz,	6/15/2013	542294	$786
S & P Company	6/15/2013	542295	$2,087
SD Resources LTD	6/15/2013	542296	$376
SR Royalty LLC	6/15/2013	542297	$263

MOR-62

All Disbursements for the Current Reporting Month

Sally Hesser Bates	6/15/2013	542298	$164
Sally Van Wert Satterwhite	6/15/2013	542299	$91
Sammie Lester Jr.	6/15/2013	542300	$80
Samson Lone Star, LLC	6/15/2013	542301	$732
Samuel Ray Lavender	6/15/2013	542302	$237
Sandra Byrd	6/15/2013	542303	$1,465
Sandra Engler Gerrie	6/15/2013	542304	$7,331
Sandra Renee Johnson Lederman	6/15/2013	542305	$52
Sandy River Energy LLC	6/15/2013	542306	$1,609
Sara Jo Englander	6/15/2013	542307	$244
Sarah Jean Harper	6/15/2013	542308	$122
Sarah Wells Calvert	6/15/2013	542309	$677
Scott Anderson	6/15/2013	542310	$1,611
Selwyn Jones	6/15/2013	542311	$134
Shadwell Resources, LLC	6/15/2013	542312	$1,223
Shannon M. Fritz	6/15/2013	542313	$589
Sharon W. Timmons	6/15/2013	542314	$261
Shatara Latrice Shelton	6/15/2013	542315	$57
Sheila D. Walker	6/15/2013	542316	$2,327
Shelley D. Roberts	6/15/2013	542317	$75
Sherelyn Roberts	6/15/2013	542318	$93
Sherman Perkins	6/15/2013	542319	$97
Sherran Petroleum LLC	6/15/2013	542320	$318
Sherry Jane Youngblood Conrad	6/15/2013	542321	$909
Shirley Waskom Childs	6/15/2013	542322	$119
Slawson Exploration Co., Inc.	6/15/2013	542323	$627
Snider Industries	6/15/2013	542324	$1,843
Sonia Williams Babers	6/15/2013	542325	$216
Stacy Ann Glasscock	6/15/2013	542326	$463
State Of Texas	6/15/2013	542327	$1,594
Stephanie Lister	6/15/2013	542328	$856
Stephen Matt Gose III	6/15/2013	542329	$302
Stephen Paul Herring	6/15/2013	542330	$73
Sterling MI-RO Partners LP	6/15/2013	542331	$71
Steven A. Kuntz	6/15/2013	542332	$590
Steven J. Prokop	6/15/2013	542333	$580
Susan Agnes Toye	6/15/2013	542334	$209
Susan Ann Williams	6/15/2013	542335	$223
Susan Blanchard	6/15/2013	542336	$227
Susan Foster	6/15/2013	542337	$224
Susanna Key Weiser	6/15/2013	542338	$560

MOR-63

All Disbursements for the Current Reporting Month

Sylvester E. & Debra K.	6/15/2013	542339	$85
Sylvia Carrell	6/15/2013	542340	$244
Sylvia McKay Chastain	6/15/2013	542341	$220
T.L. & Betty Bezzerides	6/15/2013	542342	$56
Terrence John&Patricia Tomchuk	6/15/2013	542343	$52
Terri L. Hasdorff	6/15/2013	542344	$892
Terry L. McGowan	6/15/2013	542345	$64
Teton Properties, LLC	6/15/2013	542346	$94
Texas-Ellis Properties LTD	6/15/2013	542347	$51
The Gose Family Trust	6/15/2013	542348	$2,118
The Judy Tewell Trust	6/15/2013	542349	$442
The Nancy A. Green Trust	6/15/2013	542350	$118
The Olienyk Revoc. Living Tr.	6/15/2013	542351	$2,031
The Pfanenstiel Company, LLC	6/15/2013	542352	$3,868
Thelma Lois Veasley	6/15/2013	542353	$90
Theola Caveness	6/15/2013	542354	$74
Thomas Fisher Key	6/15/2013	542355	$280
Thomas H. Gose	6/15/2013	542356	$301
Thomas Howard Thigpen	6/15/2013	542357	$655
Thomas J. Caveness	6/15/2013	542358	$241
Thomas Melvin Adair	6/15/2013	542359	$292
Timothy Glovatsky	6/15/2013	542360	$212
Tina Williams Wilson	6/15/2013	542361	$182
Tommy E. Brooks	6/15/2013	542362	$97
Tommy Lee Waskom	6/15/2013	542363	$119
Tommy Weems	6/15/2013	542364	$61
Tony I. Rambousek Mineral	6/15/2013	542365	$499
Traci Ferguson-Hodge	6/15/2013	542366	$323
Tracy McGee Bell	6/15/2013	542367	$52
Travis Park United Methodist	6/15/2013	542368	$298
Travis Vernon Fults	6/15/2013	542369	$1,512
Triple J Investments Inc.	6/15/2013	542370	$257
Troy Cooper	6/15/2013	542371	$98
Trust U/W/O Sallie Mcgee Lentz	6/15/2013	542372	$1,078
UR Of America LTD, Aka	6/15/2013	542373	$109
Velma White	6/15/2013	542374	$90
Vernon G. Calvin Jr.	6/15/2013	542375	$89
Vernon L Foster Jr-2001 Dcl of	6/15/2013	542376	$858
Vernon L. Herring	6/15/2013	542377	$73
Vertice Lee Manning	6/15/2013	542378	$126
Vester Lois Manning	6/15/2013	542379	$139

MOR-64

All Disbursements for the Current Reporting Month

Victor Kostenko	6/15/2013	542380	$72
Victory Exploration, LLC	6/15/2013	542381	$60
W & A Properties, Inc.	6/15/2013	542382	$114
W. F. Palmer	6/15/2013	542383	$488
Wallace J Wock&Virginia B Wock	6/15/2013	542384	$8,219
Wallace Lee Albrecht Rev Tr	6/15/2013	542385	$126
Walta Robin Wynne	6/15/2013	542386	$440
Wanda Joyce McAfee	6/15/2013	542387	$80
Wavey T. Lester	6/15/2013	542388	$166
Wesley J. Manning	6/15/2013	542389	$154
Westco Family Ltd Partnership	6/15/2013	542390	$738
William Adams	6/15/2013	542391	$115
William Arthur Stern, Jr.	6/15/2013	542392	$326
William C. Sawtelle	6/15/2013	542393	$77
William F. Michaels, Indvly&as	6/15/2013	542395	$1,859
William J, Jr. & Virginia A.	6/15/2013	542396	$6,738
William Lee Vick	6/15/2013	542397	$51
William P. Finley	6/15/2013	542398	$337
William W. Curtis	6/15/2013	542399	$124
Willie Charles Manning	6/15/2013	542400	$154
Willie F. Cooper, III	6/15/2013	542401	$73
Willie Richardson And	6/15/2013	542402	$138
XTO Energy Inc.	6/15/2013	542403	$20,368
Youngblood, Ltd.	6/15/2013	542404	$967
TOTAL REV CHECKS			$1,336,283

MOR-65

Exhibit V

GMX Bank Reconciliation
Operating Account, Sweep Account & Controlled Disbursements Account
Ending Balance per Bank Statement	$4,413,027
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(693,087)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$3,719,940

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-66

Capital One Bank

Cycle Statement
Report Date 7/1/13

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 06/01/13
ENDING 06/30/13

ENCLOSURES 0
SPECIAL HANDL
SSN#/TAX ID 731-53-4474

PAGE 1 OF 11

* * * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * * *

PREVIOUS BALANCE		187,415.00	AVG COLL BALANCE	149,167.18
+	60 CREDITS/DEPOSITS	129,498,012.69	YTD INTEREST PAID	.00
-	72 DEBITS/CHECKS	129,531,912.69		
-	SERVICE CHARGES	.00		
+	INTEREST PAID	.00		
ENDING BALANCE		153,515.00		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
06/03	7,005,166.52	ACH deposit	060313	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
06/03	35,750.16	Customer deposit		66686712
06/03	29.19	ACH deposit	060313	
		SWEEP REPURCHASE INTEREST		065000090000019
		GMX RESOURCES, INC	CUST. INT. CR	
06/04	6,771,211.63	ACH deposit	060413	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
06/04	117,733.00	Customer deposit		21809470
06/04	9.40	ACH deposit	060413	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC	CUST. INT. CR	
06/05	6,428,920.29	ACH deposit	060513	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
06/05	8.93	ACH deposit	060513	
		SWEEP REPURCHASE INTEREST		065000090000019
		GMX RESOURCES, INC	CUST. INT. CR	
06/06	6,502,580.07	ACH deposit	060613	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
06/06	9,664.61	Customer deposit		22595895
06/06	9.03	ACH deposit	060613	
		SWEEP REPURCHASE INTEREST		065000090000019
		GMX RESOURCES, INC	CUST. INT. CR

MOR-67

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

GMX RESOURCES, INC
9400 NORTH BROADWAY SUITE 600
OKLAHOMA CITY, OK 73114

ACCOUNT NUMBER 3620097607
CUSTOMER NUMBER 375026

OVERNIGHT INVESTMENT RECAP FOR THE MONTH

DATES	YIELD	RATE	REPO/ EURO	INVESTMENT PURCHASE	INTEREST EARNED	INVESTMENT REDEMPTION
06/03/13@ 1	0.0507%	0.0500%	R	6,771,211.63	9.40	6,771,221.03
06/04/13@ 1	0.0507%	0.0500%	R	6,428,920.29	8.93	6,428,929.22
06/05/13@ 1	0.0507%	0.0500%	R	6,502,580.07	9.03	6,502,589.10
06/06/13@ 1	0.0507%	0.0500%	R	6,491,764.14	9.02	6,491,773.16
06/07/13@ 3	0.0507%	0.0500%	R	6,416,136.56	26.73	6,416,163.29
06/10/13@ 1	0.0507%	0.0500%	R	6,472,197.20	8.99	6,472,206.19
06/11/13@ 1	0.0507%	0.0500%	R	6,387,798.37	8.87	6,387,807.24
06/12/13@ 1	0.0507%	0.0500%	R	6,140,900.00	8.53	6,140,908.53
06/13/13@ 1	0.0507%	0.0500%	R	5,967,749.58	8.29	5,967,757.87
06/14/13@ 3	0.0507%	0.0500%	R	7,119,328.53	29.66	7,119,358.19
06/17/13@ 1	0.0507%	0.0500%	R	7,757,621.92	10.77	7,757,632.69
06/18/13@ 1	0.0507%	0.0500%	R	6,758,715.82	9.39	6,758,725.21
06/19/13@ 1	0.0507%	0.0500%	R	6,735,899.20	9.36	6,735,908.56
06/20/13@ 1	0.0507%	0.0500%	R	6,108,787.23	8.48	6,108,795.71
06/21/13@ 3	0.0507%	0.0500%	R	5,853,354.35	24.39	5,853,378.74
06/24/13@ 1	0.0507%	0.0500%	R	5,698,080.55	7.91	5,698,088.46
06/25/13@ 1	0.0507%	0.0500%	R	5,441,451.33	7.56	5,441,458.89
06/26/13@ 1	0.0507%	0.0500%	R	5,228,851.36	7.26	5,228,858.62
06/27/13@ 1	0.0507%	0.0500%	R	4,954,442.44	6.88	4,954,449.32
06/28/13@ 3	0.0507%	0.0500%	R	4,259,512.26	17.75	4,259,530.01
28 DAY TOTAL:	0.0507%	0.0500%		6,099,713.08	237.20	6,099,950.28

TOTAL INVESTMENT DOLLARS	MTD:	123,495,302.83
TOTAL INTEREST EARNED	MTD:	237.20
TOTAL INVESTMENT RETURNS	MTD:	123,495,540.03

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Capital One Bank
Commercial Banking Group

MANAGE YOUR CASH
CASH MANAGEMENT | CHECKING | MONEY MARKET | CDs | LOANS

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

▸ Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

ACCOUNT SUMMARY FOR PERIOD JUNE 01, 2013 - JUNE 28, 2013

Commercial Checking [redacted]		GMX RESOURCES, INC	
Previous Balance 05/31/13	$400.00	Number of Days in Cycle	28
20 Deposits/Credits	$4,518,219.33	Minimum Balance This Cycle	($9.29)
1049 Checks/Debits	($4,518,619.33)	Average Collected Balance	$26.04
Service Charges	$0.00		
Ending Balance 06/28/13	$0.00		

ACCOUNT DETAIL FOR PERIOD JUNE 01, 2013 - JUNE 28, 2013

Commercial Checking [redacted] GMX RESOURCES, INC

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
06/03	Control disbursement funding CAP CD INHOUSE CONT.DISB. 060313 GMX RESOURCES	$270,973.08		$271,373.08
06/03	Check 540878		$95,439.70	$175,933.38
06/03	Check 215747		$87,778.99	$88,154.39
06/03	Check 541164		$14,830.57	$73,323.82
06/03	Check 540831		$8,821.31	$64,502.51
06/03	Check 215757		$8,166.67	$56,335.84
06/03	Check 215781		$8,166.67	$48,169.17
06/03	Check 215780		$8,166.67	$40,002.50
06/03	Check 215749		$7,379.40	$32,623.10
06/03	Check 215715		$6,300.00	$26,323.10
06/03	Check 215726		$4,575.00	$21,748.10
06/03	Check 540896		$3,775.26	$17,972.84
06/03	Check 215739		$2,575.00	$15,397.84
06/03	Check 538459		$2,455.01	$12,942.83
06/03	Check 541298		$1,685.83	$11,257.00
06/03	Check 541099		$1,487.48	$9,769.52
06/03	Check 541102		$1,487.48	$8,282.04
06/03	Check 215760		$1,254.18	$7,027.86

Thank you for banking with us

PAGE 1 OF 36

Branch bank products and services offered by Capital One, N.A.,
Capital One Bank is a trade name of Capital One, N.A.
and does not refer to a separately insured institution,
Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC

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